UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SERES THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Seres Therapeutics, Inc.
PROXY STATEMENT
Annual Meeting of Stockholders June 9, 2026 8:00 a.m. Eastern Time

SERES THERAPEUTICS, INC.

101 CAMBRIDGEPARK DRIVE

CAMBRIDGE, MASSACHUSETTS 02140

April 27, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Seres Therapeutics, Inc. at 8:00 a.m. Eastern time, on Tuesday, June 9, 2026 (the “Annual Meeting”). The Annual Meeting will be held online. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MCRB2026.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who Can Attend the 2026 Annual Meeting of Stockholders?” on page 3 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting webcast, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Instructions regarding how you can vote are contained on the proxy card. You may also vote online during the Annual Meeting. Instructions on how to vote during the meeting will be available at www.virtualshareholdermeeting.com/MCRB2026.

Thank you for your support.

Sincerely,

Richard N. Kender

Executive Chair and Interim Chief Executive Officer

Notice of Annual Meeting of Stockholders

To Be Held Tuesday, June 9, 2026

SERES THERAPEUTICS, INC.

101 CAMBRIDGEPARK DRIVE

CAMBRIDGE, MASSACHUSETTS 02140

The Annual Meeting of Stockholders (the “Annual Meeting”) of Seres Therapeutics, Inc., a Delaware corporation (the “Company”), will be held at 8:00 a.m. Eastern time on Tuesday, June 9, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MCRB2026 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

1.
To elect Stephen A. Berenson, Claire M. Fraser, Ph.D. and Richard N. Kender as Class II Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;
2.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;
4.
To approve an amendment and restatement of the Seres Therapeutics, Inc. 2025 Incentive Award Plan to increase the number of shares available for issuance under the plan;
5.
To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 4; and
6.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 13, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. To participate in the Annual Meeting, including to vote via the Internet, you will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. A complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder for a purpose germane to the meeting by sending an email to info@serestherapeutics.com, stating the purpose of the request and providing proof of ownership of our common stock for a period of ten days ending on the day before the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting webcast, we urge you to vote your shares via the Internet, as described in the enclosed materials. If you have received a printed copy of your proxy card by mail, you may alternatively sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Thomas J. DesRosier

Secretary

Cambridge, Massachusetts

April 27, 2026

Proxy Statement

SERES THERAPEUTICS, INC.

101 CAMBRIDGEPARK DRIVE

CAMBRIDGE, MASSACHUSETTS 02140

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Seres Therapeutics, Inc., a Delaware corporation (the "Company") of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 9, 2026 (the “Annual Meeting”), at 8:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MCRB2026 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. Holders of record of shares of our common stock (our “Common Stock”), as of the close of business on April 13, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 9,632,111 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and our Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about April 27, 2026 to our stockholders on the Record Date.

Unless indicated otherwise, all share and per share numbers in this Proxy Statement reflect our 1-for-20 reverse stock split effected in April 2025.

In this proxy statement, “Seres”, “Company”, “we”, “us”, and “our” refer to Seres Therapeutics, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 9, 2026.

This Proxy Statement and our 2025 Annual Report to Stockholders are available at http://www.proxyvote.com/.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

•
Proposal 1: To elect Stephen A. Berenson, Claire M. Fraser, Ph.D. and Richard N. Kender as Class II Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;
•
Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
Proposal 3: To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;
•
Proposal 4: To approve an amendment and restatement of the Seres Therapeutics, Inc. 2025 Incentive Award Plan to increase the number of shares available for issuance under the plan;
•
Proposal 5: To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 4; and
•
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Stockholders at an annual meeting will only be able to consider proposals or nominations specified in the Notice of Annual Meeting or brought before the meeting by or at the direction of our Board of Directors or by a stockholder of record on the Record Date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting. As of the date of this proxy statement, we know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

Our Board of Directors (the “Board of Directors” or the “Board”) recommends that you vote your shares of Common Stock as indicated below. If you return a properly completed proxy card, or vote your shares by Internet, your shares will be voted on your behalf as you direct. If not otherwise specified, shares of Common Stock represented by proxies will be voted, and the Board of Directors recommends that you vote:

•
FOR the election of Stephen A. Berenson, Claire M. Fraser, Ph.D. and Richard N. Kender as Class II Directors;
•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers;
•
FOR the approval of an amendment and restatement of the Seres Therapeutics, Inc. 2025 Incentive Award Plan to increase the number of shares available for issuance under the plan; and
•
FOR the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 4.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you Received this Proxy Statement. You are viewing or have received these proxy materials because our Board is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares. Instructions regarding how you can vote are contained on the proxy card included in the proxy materials.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, the Company is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about April 27, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us and banks, brokers, or other agents to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we and certain banks, brokers, or other agents have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers about the 2026 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 13, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 9,632,111 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a "Record Holder" and holding shares in "Street Name"?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in "Street Name"?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person, or by remote communication, or represented by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the 2026 Annual Meeting of Stockholders?

You may attend the Annual Meeting online only if you are a Seres stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/MCRB2026.

The meeting webcast will begin promptly at 8:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:55 a.m. Eastern Time, and you should allow sufficient time for the check-in procedures.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your bank or broker holds your shares in street name, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Why hold a virtual meeting?

We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world. Stockholders will have the same rights and opportunities to participate as they would have at an in-person meeting.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chairperson of the Annual Meeting, or a person designated by the Chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning each enclosed proxy card in the enclosed envelope.

How do I vote?

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically. Your most recent proxy card or Internet proxy is the one that is counted.

Stockholders of Record. If you are a stockholder of record, you may vote:

•
By Internet before the Annual Meeting—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•
By Mail—You can vote by mail by signing, dating and mailing the printed proxy card, which you may have received by mail; or
•
Electronically at the Annual Meeting—If you attend the meeting online, you will need the 16-digit control number included on your Internet Notice or proxy card or on the instructions that accompanied your proxy materials to vote electronically during the Annual Meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 8, 2026 (other than the voting that occurs during the Annual Meeting). To participate in the Annual Meeting, including to vote via the Internet, you will need the 16-digit control number included on your Internet Notice, proxy card or on the instructions that accompanied your proxy materials.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.

If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date prior to the Annual Meeting;
•
by granting a subsequent proxy through the Internet prior to the Annual Meeting;
•
by giving written notice of revocation to the Secretary of Seres at 101 Cambridgepark Drive, Cambridge, MA 02140, as long as it is received prior to the Annual Meeting; or
•
by voting online during the Annual Meeting.

Your most recent proxy card or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online during the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online during the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who Can Attend the 2026 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Annual Meeting;
•
related to material non-public information of the Company, including the status or results of our business since our last Annual Report on Form 10-K;
•
related to any pending, threatened or ongoing litigation;
•
related to personal grievances;
•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already made by another stockholder;
•
in excess of the two question limit;
•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who Can Attend the 2026 Annual Meeting of Stockholders?”.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this Proposal.
Proposal 3: Approval, on an Advisory (Non- Binding) Basis, of the Compensation of Our Named Executive Officers	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect.
Proposal 4: Approval of an amendment and restatement of the Seres Therapeutics, Inc. 2025 Incentive Award Plan to increase the number of shares available for issuance under the plan.	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect.
Proposal 5: Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 4.	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect.

What is an abstention and how will votes withheld and abstentions be treated?

Where the voting instruction is affirmatively marked as a “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” with respect to the other proposals, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors (Proposal 1). Abstentions have no effect on the other proposals (Proposals 2, 3, 4, and 5).

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

Broker non-votes count for purposes of determining whether a quorum is present.

A broker is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. We believe that Proposal 2 is a routine matter. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. We believe that Proposals 1, 3, 4, and 5 are non-routine matters. Those items for which your broker cannot vote result in broker non-votes if you do not provide your broker with voting instructions on such items.

Where can I find the voting results of the 2026 Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

Proposals to be Voted On

PROPOSAL 1

Election of Directors

At the Annual Meeting, three (3) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until such director’s successor is duly elected and qualified.

We currently have nine (9) directors on our Board, including three (3) current Class II Directors. Our current Class II Directors are Stephen A. Berenson, who has served on our Board since August 2019, Claire M. Fraser, Ph.D., who has served on our Board since January 2023, and Richard N. Kender, who has served on our Board since October 2014. The Board has nominated each of Stephen A. Berenson, Claire M. Fraser, Ph.D. and Richard N. Kender for election as Class II Directors at the Annual Meeting.

As set forth in our Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The members of the classes are divided as follows:

•
the Class I Directors are Dennis A. Ausiello, M.D., Willard H. Dere, M.D., and Eric D. Shaff, and their term will expire at the 2028 Annual Meeting;
•
the Class II Directors are Stephen A. Berenson, Claire M. Fraser, Ph.D. and Richard N. Kender, and their term will expire at the 2026 Annual Meeting of Stockholders, and if elected, their subsequent term will expire at the 2029 Annual Meeting of Stockholders; and
•
the Class III Directors are Kurt C. Graves, Robert Rosiello, and Hans-Juergen Woerle, M.D., Ph.D., and their term will expire at the 2027 Annual Meeting of Stockholders.

Our Certificate of Incorporation and Amended and Restated Bylaws ("Bylaws") provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class II Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors or our Board of Directors may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the election of the below Class II Director nominees.

DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Name	Age	Served as a Director Since	Position with Seres	Class and Year Term Ending
Director Nominees
Stephen A. Berenson	65	2019	Director	Class II (Subsequent Term Ending 2029 if elected at the Annual Meeting)
Claire M. Fraser Ph.D.	70	2023	Director	Class II (Subsequent Term Ending 2029 if elected at the Annual Meeting)
Richard N. Kender	70	2014	Executive Chair and Interim Chief Executive Officer	Class II (Subsequent Term Ending 2029 if elected at the Annual Meeting)
Continuing Directors
Dennis A. Ausiello, M.D.	80	2015	Director	Class I (Term Ending 2028)
Willard H. Dere, M.D.	72	2017	Director	Class I (Term Ending 2028)
Eric D. Shaff	50	2019	Director	Class I (Term Ending 2028)
Kurt C. Graves	58	2015	Director	Class III (Term Ending 2027)
Robert Rosiello	68	2025	Director	Class III (Term Ending 2027)
Hans-Juergen Woerle, M.D., Ph.D.	60	2025	Director	Class III (Term Ending 2027)

The principal occupations and business experience, for at least the past five years, of each Director (including the Class II Director nominees) are as follows:

DENNIS A. AUSIELLO, M.D.	Age 80

Dennis A. Ausiello, M.D., has served as a member of our Board of Directors since April 2015. Dr. Ausiello has served as the Jackson Distinguished Professor of Clinical Medicine at Harvard Medical School and Director, Emeritus of Harvard Medical School’s M.D./Ph.D. Program since 1996, Chair of Medicine, Emeritus, and Director of the Center for Assessment Technology and Continuous Health (CATCH) at Massachusetts General Hospital, which he co-founded, since 2012, and Physician-in-Chief Emeritus at Massachusetts General Hospital since 2013. From 1996 to April 2013, Dr. Ausiello served as the Chief of Medicine at Massachusetts General Hospital. Dr. Ausiello is a member of the Institute of Medicine of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. Dr. Ausiello has served on the board of directors of Alnylam Pharmaceuticals since April 2012, and previously served as Vice Chairman of the board of directors of Spexis AG, a clinical-stage biopharmaceutical company, from December 2021 to December 2025 and on the board of directors of Pfizer Inc. from 2006 to 2020, where he has served on the advisory board since 2019. Dr. Ausiello also serves on the boards of directors of numerous privately held companies. Dr. Ausiello received a B.A. in Biochemistry from Harvard College and an M.D. from the University of Pennsylvania. We believe that Dr. Ausiello is qualified to serve on our Board of Directors because of his extensive experience as a physician and as a director of pharmaceutical companies.

WILLARD H. DERE, M.D.	Age 72

Willard H. Dere, M.D., has served as a member of our Board of Directors since July 2017. Dr. Dere has served as Chief Advisor to the Chief Executive Officer and Chief Medical Officer of Angita Bio, a biotechnology company, since July 2022. Dr. Dere has also been Professor Emeritus, Department of Internal Medicine, at the University of Utah School of Medicine since July 2022. From November 2014 until June 2022, Dr. Dere held multiple roles at the University of Utah Health Sciences Center, including Associate Vice President for Research, Co-Director of the Utah Clinical and Translational Science Institute, and Co-Director of the Center for Genomic Medicine. Prior to his professorship, from 2003 until 2014, Dr. Dere worked at Amgen, where he was Senior Vice President and head of Global Development, and led development programs in multiple therapeutic areas. From 1989 to 2014, he worked at Eli Lilly and led multiple development programs, and also worked in clinical pharmacology, regulatory affairs and safety. Dr. Dere has served on the boards of directors of BioMarin Pharmaceutical, Inc. since 2016 and Metagenomi, Inc. since August 2021, and previously served on the boards of directors of Mersana Therapeutics, Ocera Therapeutics and Radius Health. Dr. Dere received his B.A. in History and Zoology and M.D. from the University of California, Davis, completed his internal medicine residency training at the University of Utah, and his postdoctoral training in endocrinology and metabolism at the University of California, San Francisco. We believe Dr. Dere is qualified to serve on our Board of Directors due to his extensive academic experience and his knowledge of the biotechnology industry.

ERIC D. SHAFF	Age 50

Eric D. Shaff has served as a member of our Board of Directors since January 2019. Mr. Shaff has been the President and Chief Executive Officer of PsiThera, Inc. since September 2025. Previously, he served as our President and Chief Executive Officer from January 2019 to July 2025 and as our Chief Operating and Financial Officer and Executive Vice President from January 2018 to January 2019 and as our Chief Financial Officer from November 2014 to January 2019. From January 2012 to November 2014, Mr. Shaff was Vice President of Corporate Finance for Momenta Pharmaceuticals, or Momenta, a biotechnology company, where he helped manage Momenta’s accounting, finance, planning, and procurement functions, as well as contributing to Momenta’s investor relations efforts. Prior to Momenta, Mr. Shaff held a number of corporate development and finance positions with Genzyme Corporation, a biotechnology company, most recently as Vice President of Finance/Controller for the Personalized Genetic Health division. Mr. Shaff previously served on the board of directors of Sigilon Therapeutics, Inc. from 2017 to August 2023. Mr. Shaff received his B.A. from the University of Pennsylvania and his M.B.A. from Cornell University. We believe Mr. Shaff is qualified to serve on our Board of Directors because of his extensive business and finance experience and his knowledge of the biotechnology industry.

STEPHEN A. BERENSON	Age 65

Stephen A. Berenson has served as a member of our Board of Directors since August 2019 and served as our Chairman from December 2019 to March 2026. Mr. Berenson is an Advisor Partner at Flagship Pioneering, a life sciences innovation firm which conceives, creates, resources and develops first-in-category bio platform companies, after serving as Managing Partner since June 2017. Prior to Flagship, Mr. Berenson spent 33 years in various roles as an investment banker at J.P. Morgan, most recently serving in the role of Vice Chairman of Investment Banking from 2005 to April 2017, where he focused on providing high-touch strategic advice and complex transaction execution to leading companies across all industries globally. He was co-founder of J.P. Morgan’s Global Strategic Advisory Council and co-founder of the firm’s Board Initiative. Mr. Berenson has served on the board of directors of Inari, a privately held agricultural company, since January 2024. He previously served as chairman of the board of directors of Cellarity, a privately held pharmaceutical company from July 2021 to December 2025, as chairman of SAIL Biomedicines, a privately held pharmaceutical company, from August 2024 to December 2025, and on the board of directors of Moderna, Inc., a pharmaceutical and biotechnology company, from October 2017 to August 2024. Mr. Berenson received an S.B. in Mathematics from the Massachusetts Institute of Technology. We believe that Mr. Berenson is qualified to serve on our Board of Directors because of his extensive experience working with rapidly-growing companies across various industries.

CLAIRE M. FRASER, PH.D.	Age 70

Claire M. Fraser, Ph.D., has served as a member of our Board of Directors since January 2023. Dr. Fraser has been a faculty member at the University of Maryland School of Medicine in Baltimore, Maryland for the past 18 years and is the Founding Director of the Institute for Genome Sciences and Professor Emerita of Medicine and Microbiology and Immunology. From 1998 to 2007, she served as President and Director of The Institute for Genomic Research, a not-for-profit research organization engaged in human and microbial genomics studies. Dr. Fraser has served on the Board of Directors of Waters Corporation, a life sciences and diagnostics company, since February 2026, and previously served on the board of directors of Becton, Dickinson, and Company from November 2006 to February 2026 and as president and chair of the board of directors of the American Association for the Advancement of Science. Dr. Fraser received her bachelor’s degree in Biology from Rensselaer Polytechnic Institute, her Ph.D. in Pharmacology from State University of New York-Buffalo and is an elected member of both the National Academy of Sciences and the National Academy of Medicine. We believe Dr. Fraser is qualified to serve on our Board of Directors due to her extensive academic experience and her knowledge of the microbiome industry.

RICHARD N. KENDER	Age 70

Richard N. Kender has served as our Executive Chair and Interim Chief Executive Officer since March 2026 and has been a member of our Board of Directors since October 2014. From October 1978 to September 2013, Mr. Kender held positions in a variety of corporate areas at Merck & Co., Inc., or Merck, a pharmaceutical company, most recently serving as Senior Vice President of Business Development and Corporate Licensing. Mr. Kender previously served on the boards of directors of Longeveron, Inc. from May 2024 to March 2026, Poxel S.A. from March 2015 to July 2025, Bicycle

Therapeutics PLC from July 2019 to June 2025, INC Research Holdings, Inc. (now known as Syneos Health) from December 2014 to August 2017, Abide Therapeutics, Inc., a privately held company, from December 2015 to May 2019, Omega Therapeutics from June 2024 to April 2025, and ReViral Ltd., a privately held company, from November 2019 to June 2022. Mr. Kender received a B.S. in Accounting from Villanova University and an M.B.A. from Fairleigh Dickinson University. We believe Mr. Kender is qualified to serve on our Board of Directors because of his finance experience and knowledge of the biotechnology industry.

ROBERT ROSIELLO	Age 68

Robert Rosiello has served as a member of our Board of Directors since August 2025. Mr. Rosiello is an Executive Partner at Flagship Pioneering, which he joined in 2018 and where he focuses on building capability to help originate, manage, and grow new Flagship companies. From September 1984 to June 2015, Mr. Rosiello worked at McKinsey & Company advising CEOs and boards of leading health care, technology, and consumer companies. He served as a senior partner for 18 years and was a member of McKinsey’s Senior Partner Review and Compensation Committees. Mr. Rosiello led the work that shifted McKinsey’s recruiting toward non-MBAs and developed innovative leadership training for McKinsey’s senior partners. He also led significant pro bono work for Save the Children, Americares, Carnegie Corporation, and Fairfield University. From July 2015 to August 2016, Mr. Rosiello was both Executive Vice President and Chief Financial Officer at Valeant Pharmaceuticals, where he led the finance, human resources, and IT functions. He led Valeant’s financial restatement and regained timely reporting status with the SEC. Mr. Rosiello has served on the Board of the Marine Biological Laboratory, a privately held company, since July 2024, New England Conservatory of Music, a privately held company, since July 2024 and SANA Biotechnology since June 2025. Mr. Rosiello previously served on the boards of Axcella Health, Inc. from October 2022 to November 2023, Evelo Biosciences from April 2023 to November 2023, Inari Agriculture, a privately held company from September 2015 to December 2021 and Omega Therapeutics, Inc from October 2024 to January 2025. Mr. Rosiello also previously served on the Board and Executive Committee of Catholic Charities of New York, from March 2012 to December 2025. Mr. Rosiello received his B.A. in economics from the University of North Carolina, where he was a Morehead Scholar and graduated Phi Beta Kappa, an M.Sc. in economics from the London School of Economics, and an M.B.A. from Harvard University. We believe Mr. Rosiello is qualified to serve on our Board of Directors because of his extensive corporate strategy and financial experience.

KURT C. GRAVES	Age 58

Kurt C. Graves has served as a member of our Board of Directors since November 2015. Mr. Graves has served as the Chairman, President and Chief Executive Officer of i20 Therapeutics, Inc., a biotechnology company, since August 2023, and as a director since August 2021. He previously served as the Executive Chairman of i20 Therapeutics’ board of directors from August 2021 to August 2023. Mr. Graves was previously the Chairman, President and Chief Executive Officer of Intarcia Therapeutics, Inc., a biotechnology company, from September 2010 to December 2020, and on its board of directors from August 2010 to December 2020. Previously, he served as Executive Vice President, Chief Commercial Officer and Head of Strategic Development at Vertex Pharmaceuticals Inc., or Vertex, from July 2007 to October 2009. Prior to joining Vertex, Mr. Graves held various senior leadership positions at Novartis Pharmaceuticals Corporation, or Novartis Corp., from 1999 to June 2007, including the Global General Medicines Business Unit Head and Global Chief Marketing Officer for the pharmaceuticals division of Novartis Corp. from September 2003 to June 2007. Prior to Novartis Corp., Mr. Graves held senior leadership positions at Merck and Astra-Merck where he led the U.S. Business Unit responsible for Prilosec, Nexium and Prilosec OTC over a 10-year period. He served as Chairman on the board of directors of Radius Health, Inc. from May 2011 to March 2020, and as a director on Achillion Pharmaceuticals, Inc., or Achillion, from June 2012 to January 2020, when Achillion was acquired. Mr. Graves received a B.S. in Biology from Hillsdale College. We believe Mr. Graves is qualified to serve as a member of our Board of Directors because of his extensive experience in the life sciences industry, membership on various boards of directors and his leadership and management experience.

Hans-Juergen Woerle, M.D., PH.D.	Age 60

Hans-Juergen Woerle, M.D., Ph.D., has served as a member of our Board of Directors since February 2025. Dr. Woerle served as Chief Medical Officer and Chief Scientific Officer at Nestlé Health Science S.A. from November 2018 to January 2026, where he was responsible for global research and development strategy. Dr. Woerle served on the boards of directors of Cerecin Inc., a clinical-stage biotechnology company, from June 2020 to September 2024 and Enterome, SA, a clinical-stage biopharmaceutical company from June 2020 to March 2025. Dr. Woerle is a board-certified physician and a specialist in internal medicine and endocrinology, holding an adjunct professorship at University of Ulm. Dr. Woerle earned his bachelor's degree, master's degree and medical degree from Ludwig Maximilian University. We believe Dr. Woerle is qualified to serve on our Board of Directors because of his extensive experience as a physician and in clinical research and development.

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors (the “Audit Committee”) has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board of Directors has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of our Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm.

PROPOSAL 3

Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, we request that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Executive and Director Compensation” set forth below in this proxy statement. This Proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.”

We believe that our compensation programs and policies for the year ended December 31, 2025 were an effective incentive for the achievement of our goals, aligned with stockholders’ interest and worthy of stockholder support. Additional details concerning how we structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Executive Compensation” set forth below in this proxy statement. In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between Company and individual achievement.

This vote is merely advisory and will not be binding upon us, our Board of Directors or our Compensation and Talent Committee, nor will it create or imply any change in the duties of us, our Board of Directors or our Compensation and Talent Committee. The Compensation and Talent Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. At our 2025 Annual Meeting of Stockholders, approximately 64% of the votes cast on the “say-on-pay” proposal were voted “FOR” the proposal. The Board of Directors values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.

At our 2021 Annual Meeting of Stockholders held on June 16, 2021, our stockholders recommended, on an advisory basis, that the stockholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our board of directors determined to hold a “say-on-pay” advisory vote every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at the 2027 Annual Meeting of Stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

PROPOSAL 4

Approval of the Amendment and Restatement of the Seres Therapeutics, Inc. 2025 Incentive Award Plan

In this Proposal 4, we are requesting stockholders approve an amendment and restatement of the Seres Therapeutics, Inc. 2025 Incentive Award Plan, or the 2025 Plan. The Board approved the 2025 Plan on March 3, 2025, and the stockholders approved the 2025 Plan at the 2025 Annual Meeting. The 2025 Plan was an amendment and restatement of the Seres Therapeutics, Inc. 2015 Incentive Award Plan (the "2015 Plan").

If approved by our stockholders, the amendment and restatement of the 2025 Plan would increase the number of shares of our common stock available for issuance under the 2025 Plan by 900,000 shares, such that 954,421 shares of our common stock will be available for issuance for awards under the 2025 Plan.

The 2025 Plan is described in more detail below. If this Proposal is not approved by our stockholders, the amendment and restatement of the 2025 Plan will not become effective, the 2025 Plan will continue as in effect immediately prior to the date hereof and we will continue to make grants under the 2025 Plan until the expiration of the 2025 Plan or the earlier exhaustion of all shares available for issuance under the 2025 Plan, after which we will not be able to continue making equity grants to our employees, directors and consultants.

We believe that the effective use of incentive compensation has been integral to our success in the past and is vital to our ability to achieve strong performance in the future. We also believe that grants of equity awards will help create long-term participation in the Company and, thereby, assist us in attracting, retaining, motivating and rewarding employees, directors and consultants. The use of long-term equity grants allows the administrator of the 2025 Plan to align the incentives of our employees, directors and consultants with the interests of our stockholders, linking compensation to our performance. The use of equity awards as compensation also allows us to conserve cash resources for other important purposes.

In furtherance of these objectives, in February 2026, the Board of Directors granted options to purchase 50,000, 25,000, 18,750, 10,000, 7,500 and 7,500 shares of our common stock to Richard Kender, Matthew Henn, Ph.D., Kelly Brady, Christopher McChalicher, Thomas DesRosier and Marella Thorell, respectively (the “Conditional Awards”), which Conditional Awards are contingent upon the approval by stockholders at this Annual Meeting of an amendment and restatement to the 2025 Plan to increase the number of shares available for issuance under the 2025 Plan by at least 120,000 shares (the “Qualifying Plan Amendment”). Each of the Conditional Awards has an exercise price per share of $9.13. The Conditional Award granted to Mr. Kender vests in 36 substantially equal monthly installments measured from March 2, 2026, whereas the Conditional Awards granted to the other individuals vest as to 25% of the shares subject to each Conditional Award on March 2, 2027 and as to the remaining shares in 12 substantially equal quarterly installments thereafter, in each case, subject to potential accelerated vesting if the Company terminates the grantee’s employment without “cause” or the grantee resigns for “good reason” within 60 days prior to or 12 months following a change in control. However, no portion of the Conditional Awards may be exercised prior to approval of the Qualifying Plan Amendment, and the Conditional Awards will be forfeited in their entirety if the Qualifying Plan Amendment is not approved by the stockholders at this Annual Meeting.

Accordingly, the Board of Directors believes that approval of the amendment and restatement of the 2025 Plan is in the best interests of the Company and the Board of Directors recommends that stockholders vote for approval of the amendment and restatement of the 2025 Plan.

Material Amendment Included in the Amendment and Restatement of the 2025 Plan

Increase in Share Reserve

As amended and restated, the 2025 Plan will authorize the issuance of 3,130,243 shares of our common stock for awards under the 2025 Plan, which includes 2,230,243 shares previously authorized for issuance under the 2025 Plan, plus an increase of 900,000 shares. The increase to the share reserve also includes a corresponding increase in the number of shares that may be issued upon exercise of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code.”

2025 Plan Contains Equity Compensation Best Practices

The 2025 Plan contains a number of provisions that we believe reflect a broad range of compensation and governance best practices. These include:

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Continued broad-based eligibility for equity awards. We grant equity awards to a large number of our employees and all of our non-employee directors. By doing so, we link employee and director interests with stockholder interests throughout the organization and motivate these individuals to act as owners of the business.
•
Stockholder approval is required for additional shares. The 2025 Plan authorizes a fixed number of shares so that stockholder approval is required to increase the number of shares which may be issued under the 2025 Plan.
•
No Liberal Share Recycling. Shares tendered by a participant or withheld by the Company to satisfy the exercise price of an option or stock appreciation right or to satisfy tax withholding obligations, shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right and shares repurchased by the Company using proceeds from the exercise of an option are not “added back” to the shares available for issuance under the 2025 Plan.
•
Director compensation limit. An annual grant-date fair value limit of $750,000 per year applies to all equity and cash-based awards granted to non-employee directors, increased to $1,000,000 in the first year an individual becomes a non-employee director.
•
No discounted options or stock appreciation rights. Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•
No single-trigger vesting of awards. The 2025 Plan does not have a single-trigger accelerated vesting provision for a change in control. However, in the event awards are not assumed or substituted in connection with a change in control, vesting acceleration will occur (other than with respect to awards that are regularly scheduled to vest based on performance-based vesting conditions).
•
No automatic grants. The 2025 Plan does not provide for automatic grants to any individual.
•
No tax gross-ups. The 2025 Plan does not provide for any tax gross-ups.

Determination of Additional Shares under the 2025 Plan

The total number of shares reserved for issuance under the 2025 Plan before giving effect to the amendment and restatement equals the sum of (i) 2,230,243 shares and (ii) any shares that as of the effective date of the 2025 Plan were subject to awards under our 2012 Stock Incentive Plan (the “2012 Plan”) that are forfeited or lapse unexercised and are not issued under the 2012 Plan. As of April 13, 2026, no awards were outstanding under the 2012 Plan.

Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the 2025 Plan and under all of our equity incentive plans (other than our 2015 Employee Stock Purchase Plan (the “2015 ESPP”)) on an aggregate basis, in each case, as of April 13, 2026. The closing price of our common stock on the Nasdaq Global Select Market on that date was $8.58 per share.

2025 Plan
Shares subject to outstanding options (1)	1,606,592
Shares subject to outstanding restricted stock units (“RSUs”) (2)	184,754
Shares subject to outstanding performance-based RSUs (“PSUs”)	—
Shares available for issuance pursuant to future awards	54,421

Combined Plans (3)
Shares subject to outstanding options (4)	1,642,714
Shares subject to outstanding restricted stock units (“RSUs”) (5)	185,120
Shares subject to outstanding performance-based RSUs (“PSUs”)	—
Shares available for issuance pursuant to future awards	141,152

(1) As of April 13, 2026, options outstanding under the 2025 Plan had a weighted average per share exercise price of $46.41 and a weighted average remaining term of 7.91 years.

(2) As of April 13, 2026, the weighted average remaining vesting term for RSUs under the 2025 Plan was 0.5 years.

(3) Includes the 2025 Plan and the Seres Therapeutics, Inc. 2022 Employment Inducement Award Plan (the “2022 Inducement Award Plan”). Pursuant to Nasdaq Listing Rule 5635(c)(4), awards under the 2022 Inducement Award Plan generally may only be granted to an individual who is commencing employment with the Company or who is being rehired following a bona fide interruption of employment by the Company as an inducement material to the individual’s entering into employment with the Company.

(4) As of April 13, 2026, options outstanding under the 2025 Plan and the 2022 Inducement Award Plan had a combined weighted average per share exercise price of $45.47 and a weighted average remaining term of 7.91 years.

(5) As of April 13, 2026, the combined weighted average remaining vesting term for RSUs under 2025 Plan and the 2022 Inducement Award Plan was 0.5 years.

If this Proposal 4 is approved, the amendment and restatement of the 2025 Plan will increase the number of shares available for issuance under the 2025 Plan by 900,000 shares. Of these additional shares, 118,750 are subject to the Conditional Awards described above.

In determining to adopt the amendment and restatement of the 2025 Plan, the Board reviewed an analysis prepared by Alpine Rewards, LLC, or Alpine, an independent compensation consultant. Specifically, the Board considered that:

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If the Conditional Awards were currently exercisable, we would be unable to issue the shares subject to the Conditional Awards due to the limited number of shares available for issuance under the 2025 Plan.
•
If we do not increase the shares available for issuance under the 2025 Plan, we may be unable to issue the annual awards for non-employee directors that, under the terms of our non-employee director compensation program, are to be automatically issued to non-employee directors as of the date of this Annual Meeting.
•
If we do not increase the shares available for issuance under the 2025 Plan, we believe that we are limiting an important compensation tool.
•
The exercise price of a significant portion of the Company’s outstanding stock option awards is significantly higher than the fair market value of our common stock (i.e. the options are “underwater”), and therefore not sufficiently incentivizing.
•
Taking into account our recent annual equity burn rates (calculated by dividing the number of shares subject to equity awards granted during the year by the number of shares outstanding at the end of the applicable year) under the 2025 Plan (or the 2015 Plan prior to the adoption of the 2025 Plan) of 6.56%, 5.39% and 5.13%, respectively, in each of the past three years (resulting in a three year average burn rate of 5.69%), we expect the share reserve under the 2025 Plan to provide us with enough shares for awards for approximately one year. This assumes that we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and is further dependent on the price of our shares and hiring activity during the next few years, noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2025 Plan could last for a shorter or longer time.
•
If approved, the issuance of the additional 900,000 shares to be reserved under the 2025 Plan represents 9.34% of the number of shares of our common stock outstanding as of April 13, 2026.

The Board also considered our broader equity grant objectives and practices and believes that the amendment and restatement of the 2025 Plan is necessary to permit the Company to continue using equity incentive awards to achieve the Company’s general performance, retention and incentive goals. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of the Company. Specifically, the Board considered, among other things, that the market for high caliber, experienced talent in our industry and in our geographic location is extremely competitive. Our ability to grant equity awards is critical to our ability to be competitive and to attract, retain and motivate the talent we need to best position our Company for success.

In consideration of these factors, and our belief that the ability to continue granting equity compensation is vital to our attracting and retaining employees and facilitating long-term stockholder value creation, including by retaining and incentivizing our executives and other employees, we believe that the amendment and restatement of the 2025 Plan and the size of the share reserve under the 2025 Plan after giving effect to the amendment and restatement are reasonable, appropriate and in the best interests of the Company at this time.

Summary of the 2025 Plan

This section summarizes certain principal features of the 2025 Plan. The summary is qualified in its entirety by reference to the complete text of the 2025 Plan, which is attached to this proxy statement as Appendix A.

Eligibility and Administration

Our employees, consultants and directors, and employees and consultants of our subsidiaries, are eligible to receive awards under the 2025 Plan. As of April 13, 2026, approximately 45 employees,1 consultant and 8 non-employee directors were eligible to receive awards under the 2025 Plan. The 2025 Plan is administered by our Compensation and Talent Committee, although the Board may exercise any powers and responsibilities assigned to the Compensation and Talent Committee at any time. The Board may also delegate its duties and responsibilities to one or more other committees of our directors and/or to officers of the Company, subject to the limitations imposed under the 2025 Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The actual administrator of the 2025 Plan is referred to as the “plan administrator” in this Proposal. The plan administrator has the authority to take all actions and make all determinations under the 2025 Plan, to interpret the 2025 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2025 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2025 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2025 Plan.

Shares Available for Awards

If the amendment and restatement of the 2025 Plan is approved, the number of shares reserved for issuance under the 2025 Plan will be 3,130,243 shares. As of April 13, 2026, there were 0 shares subject to awards outstanding under the 2012 Plan. No more than 3,130,243 shares may be issued under the 2025 Plan upon the exercise of incentive stock options. Shares issued under the 2025 Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares.

If an award under the 2025 Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will, as applicable, become or again be available for new grants under the 2025 Plan. However, the 2025 Plan does not allow the share pool to be replenished with shares that (i) are used to satisfy the exercise or purchase price of an award; (ii) are used to satisfy tax withholding obligations arising from an award; (iii) are subject to a stock appreciation right but are not issued in connection with the stock settlement of the stock appreciation right; or (iv) the Company purchases on the open market with cash proceeds from the exercise of options.

Director Compensation Limit

The sum of any cash or other compensation and the value (determined as of the grant date in accordance with ASC 718, or any successor thereto), of awards granted to any non-employee director for services as a director pursuant to the 2025 Plan during any fiscal year may not exceed $750,000, increased to $1,000,000 in the first year an individual becomes a non-employee director. The plan administrator may, however, make exceptions to such limit on director compensation in extraordinary circumstances, subject to the limitations in our 2025 Plan.

Awards

The 2025 Plan provides for the grant of options, including incentive stock options, or ISOs, and nonqualified options, or NSOs, stock appreciation rights, or SARs, restricted stock, dividend equivalents, restricted stock units, or RSUs, and other stock or cash based awards. Certain awards under the 2025 Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code. All awards under the 2025 Plan are set forth in award agreements, which detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. A brief description of each award type follows:

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Options and SARs. Options provide for the purchase of our shares of common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The plan administrator determines the number of shares covered by each option and SAR, the exercise price of each option and SAR and the conditions and limitations applicable to the exercise of each option and SAR. The exercise price of an option or SAR will not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of an option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).
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Restricted Stock and RSUs. Restricted stock is an award of nontransferable shares that remain forfeitable unless and until specified conditions are met and which may be subject to a purchase price. RSUs are contractual promises to deliver shares in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of common stock prior to the delivery of the underlying shares. The plan administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to restricted stock and RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the 2025 Plan.
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Other Stock or Cash Based Awards. Other stock or cash based awards are awards of cash, fully vested shares and other awards valued wholly or partially by referring to, or otherwise based on, our common stock or other property. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled. The plan administrator will determine the terms and conditions of other stock or cash based awards, which may include any purchase price, performance goal, transfer restrictions and vesting conditions.

Performance Criteria

The plan administrator may select performance criteria for an award to establish performance goals for a performance period. Performance criteria under the 2025 Plan may include, but are not limited to, the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease, peer group results, or market performance indicators or indices.

Certain Transactions

In connection with certain corporate transactions and events affecting our common stock, including a change in control, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the 2025 Plan to prevent the dilution or enlargement of intended benefits, facilitate the transaction or event or give effect to the change in applicable laws or accounting principles. This includes canceling awards for cash or property, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares subject to outstanding awards and/or with respect to which awards may be granted under the 2025 Plan and replacing or terminating awards under the 2025 Plan. Notwithstanding the foregoing, in the event awards are not assumed or substituted in connection with a change in control, such awards (other than awards that are regularly scheduled to vest based on performance-based vesting conditions) will become fully vested, exercisable and/or payable, as applicable, immediately prior to the consummation of the transaction and all forfeiture, repurchase and other restrictions will lapse. In addition, in the event of certain non-reciprocal transactions with our stockholders, the plan administrator will make equitable adjustments to the 2025 Plan and outstanding awards as it deems appropriate to reflect the transaction.

Plan Amendment and Termination

Our Board may amend or terminate the 2025 Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the 2025 Plan, may materially and adversely affect an award outstanding under the 2025 Plan without the consent of the affected participant and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The 2025 Plan will remain in effect until March 3, 2035, the tenth anniversary of the date the Board approved the 2025 Plan, unless earlier terminated by the Board. No awards may be granted under the 2025 Plan after its termination.

No Repricings without Stockholder Approval

The plan administrator cannot, without the approval of our stockholders, reduce the exercise price of outstanding options or SARs, or cancel outstanding options or SARs, in exchange for cash, other awards under the 2025 Plan or options or SARs with an exercise price per share that is less than the exercise price per share of the original options or SARs.

Foreign Participants, Claw-Back Provisions, Transferability and Participant Payments

The plan administrator may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address differences in laws, rules, regulations or customs of such foreign jurisdictions. All awards will be subject to the Company’s Policy for Recovery of Erroneously Awarded Compensation and any other clawback, recoupment, forfeiture or similar policies or provisions of the Company. Except as the plan administrator may determine or provide in an award agreement, awards under the 2025 Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the 2025 Plan, and exercise price obligations arising in connection with the exercise of options under the 2025 Plan, the plan administrator may, in its discretion, accept cash, wire transfer or check, shares of our common stock that meet specified conditions, a promissory note, a “market sell order,” such other consideration as the plan administrator deems suitable or any combination of the foregoing.

Interests of Certain Persons in the 2025 Plan

In considering the recommendation of the Board with respect to the approval of the 2025 Plan, stockholders should be aware that, as discussed above, non-employee directors and executive officers are eligible to receive awards under the 2025 Plan. The Board recognizes that approval of this Proposal may benefit our non-employee directors and executive officers and their successors.

Federal Income Tax Consequences

The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the 2025 Plan. The federal tax laws may change and the tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

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Non-Qualified Options. The grant of a non-qualified option under the 2025 Plan is not expected to result in any federal income tax consequences to the participant or to the Company. Generally, upon exercise of a non-qualified option, the participant will realize ordinary income, and the Company will be entitled to a tax deduction, in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.
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Incentive Stock Options. The grant or exercise of an ISO under the 2025 Plan is not expected to result in any federal income tax consequences to the participant or to the Company. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax, unless the shares are sold or otherwise disposed of in the same year the ISO is exercised. Gain realized by participants on the sale of shares underlying an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the participant disposes of the shares within (i) two years after the date of grant of the option or (ii) within one year of the date the shares were transferred to the participant. If the shares are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent that the participant recognizes ordinary income.
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Stock Appreciation Rights. The grant of a SAR under the 2025 Plan is not expected to result in any federal income tax consequences to either the participant or the Company. Generally, upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, will be treated as compensation taxable as ordinary income to the participant in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the participant realized as ordinary income.
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Restricted Stock. A participant generally will not have taxable income on the grant of restricted stock under the 2025 Plan, nor will the Company then be entitled to a deduction, unless the participant makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares on the date such restrictions lapse over the purchase price for the restricted stock.
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Restricted Stock Units. A participant generally will not realize taxable income at the time of the grant of RSUs under the 2025 Plan, and the Company will not be entitled to a deduction at that time. When RSUs are settled, whether in cash or shares, the participant will have ordinary income, and the Company will be entitled to a corresponding deduction.
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Stock Awards. If a participant receives a stock award under the 2025 Plan in lieu of a cash payment that would otherwise have been made, the participant generally will be taxed as if the cash payment has been received, and the Company will have a deduction in the same amount.
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Dividend Equivalents. A participant generally will not realize taxable income at the time of the grant of dividend equivalents under the 2025 Plan, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction.
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Application of Section 409A of the Code. Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive programs, including some options, SARs and RSU programs. Generally speaking, Section 409A does not apply to ISOs, non-discounted non-qualified options and SARs if no deferral is provided beyond exercise, or restricted stock.
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The awards made pursuant to the 2025 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A to the extent the awards granted under the 2025 Plan are not exempt from Section 409A. However, if the 2025 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.
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Limitations on the Company's Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain current and former executive officers of the Company to the extent the compensation paid to such an officer for the year exceeds $1 million. Compensation deductions may also be limited by Section 280G of the Code.

New Plan Benefits

Other than with respect to the Conditional Awards and awards that will be made automatically under our non-employee director compensation program as described in the footnote to the New Plan Benefits Table below, the benefits or amounts that may be received or allocated to participants under the 2025 Plan are subject to the discretion of the Compensation and Talent Committee or the Board and are not currently determinable. The following table sets forth, with respect to the individuals and groups identified therein, the benefits and amounts that will be received with respect to the Conditional Awards if the amendment and restatement of the 2025 Plan is approved by the stockholders and the awards that are expected to be made automatically under our non-employee director compensation program.

New Plan Benefits
Seres Therapeutics, Inc. 2025 Incentive Award Plan
Name and Position	Dollar Value ($)	Number of Shares (#)
Named Executive Officers:
Richard N. Kender, Executive Chair and Interim Chief Executive Officer	-	50,000(1)
Eric D. Shaff, former President and Chief Executive Officer(3)	-	-
Thomas J. DesRosier, former Co-President and Co-Chief Executive Officer and current Executive Vice President, Chief Legal Officer and Secretary	-	7,500(1)
Marella Thorell, former Co-President and Co-Chief Executive Officer and current Executive Vice President, Chief Financial Officer and Treasurer	-	7,500(1)
Matthew Henn, Ph.D., former Executive Vice President and Chief Scientific Officer and current President and Chief Scientific Officer	-	25,000(1)
Teresa L. Young, Ph.D., former Executive Vice President and Chief Commercial and Strategy Officer	-	-
All Current Executive Officers as a Group (5 persons)	-	108,750(1)
All Current Non-Executive Directors as a Group (8 persons)	-	40,000(2)
All Current Non-Executive Officer Employees as a group (40 persons)	-	10,000(1)

(1) Represents the number of shares covered by the Conditional Awards to be granted if the amendment and restatement of the 2025 Plan is approved by the stockholders. Refer to the description of the Conditional Awards included in this Proposal 4, above, for additional information regarding the terms of the Conditional Awards.

(2) The number of shares represents the annual option awards for our non-employee directors to be granted under our non-employee director compensation program. Each current non-employee director that has been serving as a non-employee director for at least six months as of the date of any annual meeting will be eligible to receive an option to purchase 5,000 shares of common stock on the date of the annual meeting. The closing price of our common stock on the Nasdaq Global Select Market on April 13, 2026 was $8.58 per share. For additional information regarding the annual option awards for our non-employee directors, see the section of this proxy statement entitled “Director Compensation”. In addition, three non-employee directors have elected to receive their annual base director fee earned from July 1, 2026 through June 30, 2027 in the form of stock options. The number of shares covering each stock option will be determined in accordance with our non-employee director compensation program.

(3) Mr. Shaff resigned his employment as President and Chief Executive Officer effective July 31, 2025.

(4) Dr. Young's employment with us terminated on March 15, 2026.

Additional Prior Award Information

The following table sets forth, with respect to the individuals and groups identified therein, the number of shares subject to options, RSUs and PSUs that have been granted to such individuals and groups under the 2025 Plan through April 13, 2026:

Name and Position	Shares Subject to Options (Exercised, Vested and Unvested) (1)	Shares Subject to Time-Based RSUs (Vested and Unvested) (1)	Shares Subject to PSUs (Vested) (1)(2)
Named Executive Officers
Richard N. Kender, Executive Chair and Interim Chief Executive Officer	167,900	0	0
Eric D. Shaff, former President and Chief Executive Officer(3)	309,428	13,562	2,783
Thomas J. DesRosier, former Co-President and Co-Chief Executive Officer and current Executive Vice President, Chief Legal Officer and Secretary	134,572	6,406	1,350
Marella Thorell, former Co-President and Co-Chief Executive Officer and current Executive Vice President, Chief Financial Officer and Treasurer	55,000	0	0
Matthew Henn, Ph.D., former Executive Vice President and Chief Scientific Officer and current President and Chief Scientific Officer	180,319	9,560	1,262
Teresa L. Young, Ph.D., former Executive Vice President and Chief Commercial and Strategy Officer(4)	86,020	11,935	1,136
All Current Executive Officers as a Group (5 persons)	617,570	29,210	3,589
All Current Non-Executive Directors as a Group (8 persons)	446,497	13,562	2,783
Director Nominees:
Richard N. Kender
Stephen A. Berenson	32,859	0	0
Claire M. Fraser, Ph.D.	18,602	0	0
Each associate of any such directors, executive officers or nominees	0	0	0
Each other person who received or is to receive 5 percent of such options, warrants or rights	0	0	0
All Non-Executive Officer Employees as a Group (40 persons)	455,023	274,332	7,689

(1) Share numbers shown do not take into account the Conditional Awards or shares subject to awards that have been cancelled, forfeited or expired unexercised. The closing price per share of common stock on the Nasdaq Global Select Market on April 13, 2026 was $8.58.

(2) Vested PSUs are shown based on the actual number of shares issued upon settlement of such awards.

(3) Mr. Shaff resigned his employment as President and Chief Executive Officer effective July 31, 2025.

(4) Dr. Young's employment with us terminated on March 15, 2026.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the approval of the amendment and restatement of the Seres Therapeutics, Inc. 2025 Incentive Award Plan.

Proposal 5
Approval of an Adjournment of the Annual Meeting

Our stockholders are being asked to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 4.

The Board believes that, if the Annual Meeting is convened and a quorum is present, but there are insufficient votes at that time to approve Proposal 4, it is in the best interests of the stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposal 4.

In this Proposal 5, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Annual Meeting with respect to Proposal 4, and any adjourned session of the Annual Meeting with respect to Proposal 4, to use the additional time to solicit additional proxies in favor of Proposal 4.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 4.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Willard H. Dere, M.D. (Chair)

Stephen A. Berenson

Claire M. Fraser, Ph.D.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2025	2024
Audit Fees	$985,000	$1,575,000
Audit-Related Fees	$—	$450,000
Tax Fees	$—	$—
All Other Fees	$2,125	$2,125
Total Fees	$987,125	$2,027,125

Audit Fees

Audit fees in 2025 and 2024 consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements, and services performed in connection with our at the market common stock offering.

Audit-Related Fees

Audit-related fees in 2024 consist of fees in connection with our sale of the VOWST Business. There were no such fees incurred in 2025.

Tax Fees

There were no such fees incurred in 2025 or 2024.

All Other Fees

All other fees in 2025 and 2024 represent non-audit fees in connection with access to the PricewaterhouseCoopers LLP on-line accounting research and disclosures database and other advisory and consulting services.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PricewaterhouseCoopers LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PricewaterhouseCoopers LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PricewaterhouseCoopers LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

Executive Officers

The following table identifies our current executive officers:

Name	Age	Position
Richard N. Kender(1)	70	Executive Chair and Interim Chief Executive Officer
Matthew Henn, Ph.D.	51	President and Chief Scientific Officer
Kelly Brady, M.S.	42	Executive Vice President, Chief Operating Officer
Thomas J. DesRosier	71	Executive Vice President, Chief Legal Officer
Marella Thorell	59	Executive Vice President, Chief Financial Officer
1.
See biography on page 9 of this proxy statement.

Matthew Henn, Ph.D. has served as our President and Chief Scientific Officer since March 2026. He also served as our Executive Vice President and Chief Scientific Officer from February 2019 to March 2026. Dr. Henn has been involved in the discovery and development of multiple live biotherapeutics, including two breakthrough therapy designated biologics, across infectious, inflammatory, and oncology indications, and has authored over 75 peer-reviewed publications. He has extensive research experience in microbiology, genomics, and computational biology, as well as in drug pharmacology and clinical translation. His research has focused on microbial populations and the functional role of microbes in both environmental and human disease applications, and the development of genomic and functional screening technologies to study these populations. Prior to joining Seres in 2012, he was the Director of Viral Genomics and Assistant Director of the Genome Sequencing Center for Infectious Diseases at the Broad Institute of Massachusetts Institute of Technology and Harvard. He has served on various National Institutes of Health, or NIH, working groups on antimicrobial resistance and microbiome research, as a scientific advisor for NIH’s Viral Pathogen Bioinformatics Resource Center, as an ad-hoc reviewer and editor of various peer-reviewed journals, and as a scientific advisor to non-profit and for-profit organizations. He currently serves on the Microbiome Therapeutics Innovation Group board of directors, the World Microbiome Partnership steering committee, and Life Sciences Cares board of advisors. Dr. Henn is formally trained in ecology and evolutionary biology and earned his Ph.D. in ecosystem sciences from the University of California at Berkeley, where he was a NASA Earth Systems Sciences Fellow, and trained as a National Science Foundation Postdoctoral Fellow in Microbiology at Duke University.

Kelly Brady, M.S. has served as our Executive Vice President, Chief Operating Officer since March 2026. She previously served as our Senior Vice President, Clinical Development from January 2023 to March 2026, and, prior to this, served as our Vice President, Clinical Operations, Executive Director, Clinical Operations, and Senior Director, Clinical Operations between June 2018 and January 2023. Prior to joining the Company in 2018, Ms. Brady was Senior Director and Global Clinical Program Lead at Akebia Therapeutics, Inc., where she oversaw pivotal programs in anemia due to chronic kidney disease. She also held roles of increasing responsibility in operations and program management at Acetylon Pharmaceuticals, Inc., with the company’s eventual acquisition by Celgene Corporation. Earlier in her career, she served as the Global Phase 3 Clinical Operations Leader at Millennium Pharmaceuticals, Inc. (later Takeda Oncology), executing pivotal global oncology trials for ADCETRIS®, and as a member of the operations team at Osiris Therapeutics, Inc., managing global graft‑versus‑host disease studies for the world’s first approved stem‑cell therapy Prochymal. Ms. Brady holds a B.S. in Neuroscience from Lafayette College and an M.S. in Biotechnology from Johns Hopkins University.

Thomas J. DesRosier has served as our Chief Legal Officer, Executive Vice President, and Secretary since May 2016. He has also served as our Co-President/Chief Executive Officer from July 2025 to March 2026. From 2015 to 2016, Mr. DesRosier served as Executive Vice President, Chief Legal and Administrative Officer and Secretary of ARIAD Pharmaceuticals, Inc., a biopharmaceutical company, from 2014 to 2015 as Executive Vice President, Chief Legal and Administrative Officer and Secretary of Cubist Pharmaceuticals, Inc., or Cubist, a biopharmaceutical company, and from 2013 to 2014 as Senior Vice President, Chief Legal Officer and Secretary of Cubist. Before that, Mr. DesRosier served as Senior Vice President, General Counsel North America of Sanofi from 2011 to 2013. From 1999 to 2011, Mr. DesRosier held leadership roles of increasing seniority within the legal group of Genzyme Corporation, a biotechnology company, culminating in his role as Senior Vice President, Chief Legal Officer. Mr. DesRosier has served as a member of the board of directors of Avanir Pharmaceuticals, a privately held company and wholly-owned subsidiary of Otsuka Pharmaceutical Company, Ltd., since June 2017. Mr. DesRosier earned a B.A. in Chemistry from the University of Vermont and a J.D. from Wake Forest University School of Law.

Marella Thorell has served as our Executive Vice President and Chief Financial Officer since March 2024. She has also served as our Co-President/Chief Executive Officer from August 2025 to March 2026. From September 2022 to December 2023, Ms. Thorell served as the Chief Financial Officer and Treasurer of Evelo Biosciences, Inc., a biotechnology company. From January 2021 to July 2022, she served as Chief Accounting Officer and previously as Head of Finance at Centessa Pharmaceuticals PLC, or Centessa, a pharmaceutical company. In that role, she led the establishment of Centessa’s finance operations, led its public company readiness activities in connection with its initial public offering, and oversaw accounting operations. Previously, from October 2019 to December 2020, Ms. Thorell served as Chief Financial Officer at Palladio Biosciences, a biotechnology company, prior to its acquisition by Centessa. Before that, Ms. Thorell spent over ten years at Realm Therapeutics PLC, a biopharmaceutical company, serving in various roles of increasing responsibility, including Chief Financial Officer and Chief Operating Officer. Ms. Thorell served on the board of directors and as the Audit Committee Chair of Carisma Therapeutics, a biopharmaceutical company, from June 2024 through December 2025 and previously served on the boards of directors of ESSA Pharma Inc., a pharmaceutical company from July 2019 to October 2025, and Vallon Pharmaceuticals, Inc., a pharmaceutical company, from February 2021 until its reverse-merger with GRI Bio in April 2023. Ms. Thorell holds a B.S. in Business from Lehigh University.

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, an Insider Trading Compliance Policy, a Code of Business Conduct and Ethics, a Clawback Policy (as defined below) and charters for each of the Nominating and Corporate Governance Committee, the Audit Committee, the Compensation and Talent Committee of the Board of Directors (the “Compensation and Talent Committee”), and the Science and Clinical Development Committee of the Board of Directors (the "Science and Clinical Development Committee") to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of our Company. You can access our current committee charters, our Corporate Governance Guidelines, our Insider Trading Compliance Policy, and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors and News” page of our website located at www.serestherapeutics.com, or by writing to our Secretary at our offices at 101 Cambridgepark Drive, Cambridge, MA 02140.

BOARD COMPOSITION

Our Board of Directors currently consists of nine members: Richard N. Kender, Dennis A. Ausiello, M.D., Stephen A. Berenson, Willard H. Dere, M.D., Claire M. Fraser, Ph.D., Kurt C. Graves, Robert Rosiello, Eric D. Shaff, and Hans-Juergen Woerle, M.D., Ph.D. As set forth in our Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

In addition, pursuant to Section 7.1 of the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of September 30, 2024, by and between the Company and Société des Produits Nestlé S.A. (“SPN”), for so long as SPN (together with its Affiliates, as defined in the Securities Purchase Agreement) beneficially owns at least ten percent of the Company’s outstanding shares of common stock, SPN has the right to designate one director for election to the Board. SPN designated Dr. Woerle on February 4, 2025. Dr. Woerle resigned from his position at SPN in January 2026, but remains SPN's director designee on our Board of Directors.

DIRECTOR INDEPENDENCE

All of our current directors, other than Richard N. Kender and Eric D. Shaff, qualify as “independent” in accordance with the listing requirements of The Nasdaq Global Select Market (“Nasdaq”). Paul R. Biondi, who served on our Board of Directors in 2025, also qualified as independent under the Nasdaq listing requirements. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including, Mr. Rosiello, and his relationship to, and our transactions with, Flagship Pioneering and its affiliates, and as to Dr. Woerle, his relationship to, and our transactions with, Nestlé and its affiliates. Mr. Kender is not independent because he is the Interim Chief Executive Officer of the Company. Mr. Shaff is not independent because he was the President and Chief Executive Officer of our Company from January 2019 until July 2025. There are no family relationships among any of our directors or executive officers.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Seres Therapeutics, Inc., 101 Cambridgepark Drive, Cambridge, MA 02140. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chair of the Board of Directors consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to an individual director or to the Board should address such communications to such director or to the Board of Directors in writing: c/o Secretary, Seres Therapeutics, Inc., 101 Cambridgepark Drive, Cambridge, MA 02140.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company based on the circumstances at that time. We recognize that different board leadership structures may be appropriate for companies in different situations.

Based on the Company’s present circumstances, the Board believes that the Company and its stockholders are best served by having Mr. Kender serve as both the Company's Chair of the Board and Interim Chief Executive Officer. The Board has determined that combining the roles of Chair of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. Kender and allows for a single, clear focus for management to execute the Company's strategy and business plans. We believe that this governance structure best reinforces the independence of the Board from management. In addition, we believe the Chair is well-positioned to act as a bridge between management and the Board, facilitating the regular flow of information. Among other duties, the Chair of the Board may represent the Board in communications with stockholders and other stakeholders and provide input on the structure and composition of the Board. Accordingly, we believe our current leadership structure is the optimal structure for us at this time.

Our Corporate Governance Guidelines provide that, if the Chair of the Board is a member of management or does not otherwise qualify as independent, the independent members of the Board may elect among themselves a Lead Director. At this time, the Board has not appointed a Lead Director. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. From time to time, the Company proactively engages with stockholders throughout the year to learn their perspectives on significant issues, and intends to continue to do so, including with respect to gathering stockholder perspectives on Board leadership structure. If appointed, the Lead Director’s responsibilities would include, but would not be limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chair of the Board.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management’s involvement in day-to-day risk management enables the Company’s disclosure committee, which consists of members of management, to oversee our Chief Executive Officer and Chief Financial Officer in the effective design, establishment, maintenance, review, and evaluation of the Company’s disclosure controls and procedures. The Company’s management, led by our Chief Executive Officer and executive team, implements and supervises day‑to‑day risk management processes. Additionally, management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including business continuity risks, and our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. In addition, our Audit Committee has the responsibility to consider the adequacy and effectiveness of our information security policies and practices, including those concerning data privacy and cybersecurity. The Audit Committee receives quarterly reports from our Vice President, Bioinformatics & Information Technology, or VP of IT, on our cybersecurity risks, and our VP of IT updates the Audit Committee, as necessary, regarding any material cybersecurity incidents, as well as any incidents with lesser impact potential. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee oversees risks associated with our corporate governance framework and monitors the effectiveness of our environmental, social and corporate governance (“ESG”) strategy and the Corporate Governance Guidelines. Our Compensation and Talent Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The allocation of risk oversight among the Board and its committees is consistent with the Board’s leadership structure.

environmental, social and corporate governance ACTIVITIES

We are committed to policies and practices focused on ESG matters, which are shaped by our core values and aim to make a positive impact in the communities where we work and live. We have a history and culture of community service and continue to be involved in, and supportive of, Life Science Cares and Special Olympics Massachusetts. We are also proud to continue a student education outreach program, Seres Scholars, which is a partnership with the Cambridge Rindge & Latin School to promote equity in education by providing career mentorship, guidance, and opportunities for underserved students from our community. The program seeks to include students from all backgrounds, and awards high school seniors with a Seres scholarship participation. Additionally, we encourage employee volunteerism and offer eight hours of paid volunteer time annually for employees to support charitable organizations.

We also believe that our long-term success and ability to deliver innovative, safe, and effective medicines to patients requires an inclusive workforce, which we advance through legally compliant methods. We strive to identify ways to attract, develop, and retain qualified talent and help foster a stronger sense of belonging for all employees. We strive to engender an open culture of mutual respect, and one that values employees’ health and well-being. We support employee development in a variety of ways including leadership training to build people manager capabilities, ongoing performance and development conversations, and tuition reimbursement. Our management reports to our board of directors on human capital management topics, including as relevant: corporate culture, employee development and retention, and compensation and benefits.

ANNUAL BOARD EVALUATION

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to oversee an annual assessment of the Board and its committees. Our Board of Directors completed an assessment survey and discussed the results at their March 25, 2026 meeting.

CODE OF ETHICS

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, and controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.serestherapeutics.com. In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq.

INSIDER TRADING COMPLIANCE POLICY

Our Board of Directors has adopted an Insider Trading Compliance Policy governing the purchase, sale and other dispositions of our securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of our Insider Trading Compliance Policy is filed with our Annual Report on Form 10-K for the year ended December 31, 2024.

ANTI-HEDGING AND ANTI-PLEDGING POLICY

Our Insider Trading Compliance Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. In addition, individuals subject to this policy are prohibited from pledging the Company’s securities as collateral to secure loans.

CLAWBACK POLICY

Our Board of Directors has adopted a Policy for Recovery of Erroneously Awarded Compensation (the "Clawback Policy"), in accordance with the Nasdaq listing standards and Rule 10D-1 under the Exchange Act, which applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any erroneously awarded compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any accounting Restatement (as defined in the Clawback Policy), subject to limited impracticability exceptions. Covered restatements include both a restatement to correct an error that is material to previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. The Clawback Policy is overseen and administered by the Compensation and Talent Committee. The full text of the Clawback Policy was included as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 5, 2024.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were seven meetings of the Board of Directors during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which the Director served during the period in which he or she served as a director, with the exception of Dr. Woerle who attended 71.4%.

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that directors will attend absent compelling circumstances. Seven out of nine of our then-incumbent directors attended our annual meeting of stockholders held in 2025.

Committees of the Board

Our Board has established four standing committees—Audit, Compensation and Talent, Nominating and Corporate Governance, and Science and Clinical Development—each of which operates under a written charter that has been approved by our Board and is available on our website at www.serestherapeutics.com. All of the members of each of the Board’s four standing committees are independent as defined under the Nasdaq rules. Our Board of Directors has determined that Willard H. Dere, M.D., Stephen A. Berenson and Claire M. Fraser, Ph.D., meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All members of the Compensation and Talent Committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules and each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. All members of the Nominating and Corporate Governance Committee are independent under the Nasdaq rules.

The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation and Talent	Nominating and Corporate Governance	Science and Clinical Development Committee
Dennis A. Ausiello, M.D.			X	Chair
Stephen A. Berenson	X		Chair
Willard H. Dere, M.D.	Chair			X
Claire M. Fraser, Ph.D.	X			X
Kurt C. Graves		Chair
Robert Rosiello		X
Hans-Juergen Woerle, M.D. Ph.D.				X

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
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reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•
monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•
discussing our risk management policies;
•
establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•
reviewing and approving or ratifying any related person transactions; and
•
preparing the Audit Committee report required by the SEC rules (which is included on page 24 of this proxy statement).

The members of the Audit Committee are Drs. Dere and Fraser and Mr. Berenson. Dr. Dere serves as the Chairperson of the committee. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our Board of Directors has determined that each of Drs. Dere and Fraser and Mr. Berenson, is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee met four times in 2025.

COMPENSATION AND TALENT COMMITTEE

Our Compensation and Talent Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers, as well as the evaluation, talent development and succession planning for our executive officers and other senior executives. In fulfilling its purpose, our Compensation and Talent Committee has various principal duties, including:

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annually reviewing and recommending corporate goals and objectives relevant to the compensation for our Chief Executive Officer;
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recommending our Chief Executive Officer’s compensation to the Board for approval;
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reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers;
•
overseeing an evaluation of our senior executives;
•
overseeing the development of our senior executives;
•
periodically reviewing our succession plans for senior executives, other than the Chief Executive Officer, whose succession plan is reviewed by our Nominating & Corporate Governance Committee;
•
overseeing and administering our cash and equity incentive plans;
•
reviewing and making recommendations to the Board of Directors with respect to director compensation;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if required; and
•
preparing the annual Compensation and Talent Committee report, if required by SEC rules.

The Compensation and Talent Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. For information regarding the role of our compensation consultants in determining our executive compensation, please refer to the section entitled “Executive and Director Compensation— Compensation Setting Process.”

The Compensation and Talent Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation and Talent Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation and Talent Committee are Messrs. Graves and Rosiello. Mr. Graves serves as the Chairperson of the Compensation and Talent Committee.

The Compensation and Talent Committee met three times in 2025.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our Nominating and Corporate Governance Committee’s responsibilities include:

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identifying individuals qualified to become board members;
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recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;
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reviewing the Board’s leadership structure;
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developing and recommending to the Board of Directors succession plans for our Chief Executive Officer;
•
developing and recommending to the Board of Directors corporate governance principles;
•
overseeing our strategy, initiatives, policies and risks concerning ESG matters; and
•
overseeing an annual evaluation of the Board of Directors.

The members of our Nominating and Corporate Governance Committee are Dr. Ausiello and Mr. Berenson. Mr. Berenson serves as the Chairperson of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee met one time in 2025.

SCIENCE AND CLINICAL DEVELOPMENT COMMITTEE

Our Science and Clinical Development Committee’s responsibilities include:

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reviewing the Company's current and planned research and development strategy, programs and initiatives and advising the Board of Directors and the Company's management regarding these matters;
•
overseeing the Company's current and planned clinical development strategy and programs and advising the Board of Directors and the Company's management regarding these matters; and
•
providing strategic advice to the Company's management and the Board of Directors regarding clinical development-related regulatory discussions with applicable agencies.

The members of our Science and Clinical Development Committee are Drs. Ausiello, Dere, Fraser and Woerle. Dr. Ausiello serves as the Chairperson of the Science and Clinical Development Committee.

The Science and Clinical Development Committee met three times in 2025.

Executive Compensation

As a smaller reporting company, we are eligible to follow the reduced disclosure obligations regarding executive compensation that apply to smaller reporting companies. However, in this section, we have voluntarily elected to include executive compensation disclosure under certain sections of Item 402 of Regulation S-K that are not required of a smaller reporting company.

GENERAL

In the discussion set forth below, we provide an overview and analysis of the compensation awarded to or earned by our named executive officers (“NEOs”) identified in the 2025 Summary Compensation Table, including the elements of our compensation program for NEOs, material compensation decisions made under that program for fiscal 2025 and the material factors considered in making those decisions. For the year ended December 31, 2025, our NEOs, which consisted of the three individuals who served as principal executive officers during fiscal year 2025 and our two other most highly compensated executive officers for fiscal year 2025, were:

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Eric D. Shaff, our former President and Chief Executive Officer and a current member of our Board of Directors;
•
Thomas J. DesRosier, our former Co-President and Co-Chief Executive Officer and our current Executive Vice President, Chief Legal Officer and Secretary;
•
Marella Thorell, our former Co-President and Co-Chief Executive Officer and our current Executive Vice President, Chief Financial Officer and Treasurer;
•
Matthew Henn, Ph.D., our former Executive Vice President and Chief Scientific Officer and our current President and Chief Scientific Officer; and
•
Teresa L. Young, Ph.D., our former Executive Vice President and Chief Commercial and Strategy Officer.

Following Mr. Shaff's resignation as President and Chief Executive Officer, effective as of July 31, 2025, Mr. DesRosier and Ms. Thorell were appointed to serve as our Co-President and Co-Chief Executive Officers effective August 1, 2025 in addition to their existing roles as Executive Vice President, Chief Legal Officer and Secretary and Executive Vice President, Chief Financial Officer and Treasurer respectively. Effective, March 2, 2026, Richard N. Kender was appointed Interim Chief Executive Officer and Dr. Henn was appointed President. Dr. Young's employment with us terminated on March 15, 2026.

Stockholder Advisory Vote on Executive Compensation and Stockholder Engagement

Acknowledgement of Vote Results

At our 2025 Annual Meeting of Stockholders, approximately 64% of the votes cast approved, on an advisory basis, the compensation of our NEOs for fiscal year 2024. While a majority of stockholders voted in favor of our executive compensation program, the Board of Directors and the Compensation and Talent Committee take these results seriously and recognize that this level of support signals meaningful stockholder concern. The actions described in this section reflect the committee's commitment to addressing that concern.

Stockholder Outreach and Engagement

Following our 2025 Annual Meeting of Stockholders, we contacted stockholders collectively holding approximately 23% of our shares outstanding to solicit feedback on our executive compensation program. Our outreach included direct conversations with our largest institutional holders. At the time of outreach, a significant portion of our shares outstanding were held by retail holders, which limited our ability to replicate the breadth of engagement typically seen by larger reporting companies. Despite this structural constraint, we met with our willing institutional stockholders of the most meaningful size collectively holding approximately 23% of our shares outstanding.

Stockholder Feedback

In our engagement discussions, the stockholders with whom we met expressed overall support for the Company's executive compensation program. Notwithstanding this positive feedback, we recognize that the level of past vote opposition warranted further consideration and interpreted the broader vote results as reflecting, among other things, dissatisfaction with the alignment between executive pay and performance in a period of financial difficulty, and a desire for the Company to demonstrate that its executive compensation decisions are disciplined, responsive to the Company's current circumstances, and reflective of the stockholder experience.

Responsive Actions Taken

In 2025, the Board of Directors and the Compensation and Talent Committee undertook a reassessment of our executive compensation program. The changes described below reflect a deliberate recalibration of our compensation to align more closely with the Company's current financial position and long-term strategic objectives.

In light of the Company's focus on preserving cash to extend its operating runway, the Compensation and Talent Committee elected not to increase the base salaries of our NEOs for 2026, with the exception of Dr. Henn who received an increase due to the enhanced responsibility he undertook in his new role as President, and shifted the executive compensation mix more heavily toward equity-based awards. This shift enhances our pay-for-performance alignment by ensuring that executive compensation outcomes are tied to future stock price appreciation. The Compensation and Talent Committee limited cash-based compensation and, in keeping with our pay-for-performance compensation philosophy, exercised its discretion under our 2025 bonus program and elected not to award bonuses for 2025 to our NEOs. This decision was based on the applicable corporate performance objectives not being fully achieved and was made in consideration of the broader financial health of the Company. The decision not to pay executives a 2025 performance bonus demonstrates that our compensation framework operates as designed.

The Company has right-sized its organization and considers every remaining role, including those of our executives, to be mission-critical. At the same time, a significant portion of previously granted equity awards are currently underwater, which has substantially diminished the retentive value of prior grants and weakened the alignment between executive incentives and future performance. The Compensation and Talent Committee issued targeted equity retention awards to newly appointed executives to reinforce retention during a critical period for the Company.

The Compensation and Talent Committee chose to deliver these targeted equity retention awards, as well as 2025 and 2026 annual executive equity grants, primarily in the form of stock options. Because stock options deliver value to executives only if the Company's stock price appreciates, this award structure ensures that executives benefit only when stockholders benefit, directly linking executive pay to Company performance.

Rationale for the Approach

The Board and the Compensation and Talent Committee believe that these decisions represent a thoughtful, contextually appropriate response to the Company's current situation. The executive compensation changes reflect a clear set of tradeoffs: less immediate cash compensation in exchange for greater executive participation in long-term upside, with a thoughtful recognition of the Company's short-term financial reality and long-term value potential. These decisions were made deliberately and with an understanding of the finite resources available. Rather than maintaining the status quo, the Company restructured the executive compensation program to prioritize cash preservation and strengthen pay-for-performance alignment through equity incentives.

EXECUTIVE SUMMARY

Compensation Highlights:

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Base Salaries: We made modest adjustments to base salaries in 2025 based on our review of our position to market against our peer group, and considering the roles and responsibilities of our NEOs. Adjustments made directly align our NEOs' salaries with our compensation philosophy.
•
Annual Bonus: Our annual bonus program continues to align our NEOs with our overall corporate strategy. While the Compensation and Talent Committee determined that the corporate objectives for the 2025 bonus program were achieved at 68.1%, based on the Compensation and Talent Committee’s assessment of our overall performance, the Compensation and Talent Committee decided not to award bonuses to our NEOs for 2025.
•
Annual Equity Awards: In 2025, our NEOs received long-term incentive awards in the form of time-based stock options.

Details of Our Compensation Program

Compensation Philosophy

Our executive compensation program has been designed to motivate, reward, attract and retain high caliber management deemed essential to ensure our success. The program seeks to align executive compensation with our short- and long-term objectives, business strategy and financial performance.

We intend that the total compensation of our NEOs reflect a “pay-for-performance” compensation philosophy. The Compensation and Talent Committee has historically examined the range of pay within the market and positions our NEOs accordingly, taking into account company and individual performance, the NEO's experience, and the NEO's role. Our executive compensation program consists of three primary components: base salary, annual performance-based cash incentive awards and periodic equity-based incentives, which, in 2025, consisted of grants of stock options and restricted stock units.

Compensation Setting Process

Role of Board of Directors, Compensation and Talent Committee and Executive Officers

The Compensation and Talent Committee evaluates and recommends the compensation for our Chief Executive Officer to the Board and makes compensation decisions regarding all of our other NEOs. Our Chief Executive Officer reviews the performance of our other executive officers and then makes recommendations to the Compensation and Talent Committee to assist it in determining their compensation levels. While the Compensation and Talent Committee utilizes this information and values management’s observations with regard to compensation, the ultimate decisions regarding executive compensation are made by the Compensation and Talent Committee, except the compensation for our Chief Executive Officer, which is made by the Board.

Role of Compensation Consultant

Our Compensation and Talent Committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making executive compensation decisions. Our Compensation and Talent Committee engages compensation consultants to assess and make recommendations with respect to the amount and types of compensation to provide our executives and directors. Alpine Rewards, LLC, or Alpine, has advised our Compensation and Talent Committee since October 2022. When making executive compensation decisions in 2025, our Compensation and Talent Committee considered advice and data provided by Alpine and met with Alpine to discuss compensation of our executive officers, including our President and Chief Executive Officer. Alpine reported directly to the Compensation and Talent Committee; however, our President and Chief Executive Officer consulted with Alpine with respect to the President and Chief Executive Officer's assessments of the compensation of our other executive officers.

Alpine provided the Compensation and Talent Committee with peer group and market information that the Compensation and Talent Committee used when determining whether our executive compensation is competitive, commensurate with the executive officers’ responsibilities and consistent with market trends in executive compensation practices for comparable companies. Alpine provided no additional services to us for 2025 other than in its role of advising our Compensation and Talent Committee. The Compensation and Talent Committee has considered the adviser independence factors required under SEC rules and Nasdaq listing standards as they relate to Alpine and does not believe Alpine's work in 2025 raised a conflict of interest.

The Compensation and Talent Committee recognizes the very competitive market for executive talent in our industry, and the importance of attracting and retaining strong talent as our business continues to evolve. Our positioning on compensation is intended to keep the Company competitive while strongly incentivizing performance and appropriately controlling executive compensation cost.

2025 Peer Group

In connection with the Compensation and Talent Committee’s review of our executive compensation programs in late 2024, Alpine provided market data and analysis relative to a peer group selected by the Compensation and Talent Committee. Peer group companies were selected based on the following parameters:

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Company Type: US-based biopharmaceutical companies;
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Stage of Development: clinical-stage companies;
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Market Capitalization: Between $75 million and $600 million; and
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Headcount: Below 300 employees.

Compared to the prior year, the criteria used to review and select peers was adjusted as follows: the stage of development was updated to remove late-stage pre-commercial and commercial companies (to reflect the sale of VOWST to Nestlé Health Science); the market capitalization range was decreased (as the range was previously $200 million to $2 billion); and the headcount range was decreased (as the range was previously 150 to 1,200 employees).

Given these changes in peer company profiles, Alpine recommended and, in October 2024, the Compensation and Talent Committee approved, the removal of seventeen companies and the addition of nineteen new peer companies that better aligned with the Company’s profile to form the following compensation peer group:

Acrivon Therapeutics	Adicet Bio	Assembly Biosciences
Atea Pharmaceuticals	Aura Biosciences	AVROBIO
Black Diamond Therapeutics	C4 Therapeutics	Cartesian Therapeutics
Editas Medicine	Enanta Pharmaceuticals	Kyvema Therapeutics
Larimar Therapeutics	Mersana Therapeutics	PepGen
Prime Medicine	Pyxis Oncology	Regulus Therapeutics
Spero Therapeutics	Ventryx Biosciences	Voyager Therapeutics

The Compensation and Talent Committee believes the constituent companies in the peer group are similar to us based on development stage, industry, executive role considerations and market capitalization and are representative of our competitors for talent and capital. Alpine provided the Compensation and Talent Committee with a competitive assessment of our compensation program for executive officers against the peer group with respect to pay philosophies, pay mix, cash and equity-linked compensation. The Compensation and Talent Committee utilizes the peer group in making compensation decisions to help ensure our compensation program for executive officers adheres to our compensation philosophy of maintaining executive pay that rewards performance while remaining competitive, commensurate with the executive officers’ responsibilities and consistent with market trends in executive compensation practices for comparable companies.

Elements of Our Executive Compensation Program

Historically, and for fiscal 2025, our executive compensation program consisted of the following elements, each established as part of our program in order to achieve the compensation objective specified below:

Compensation Element	Compensation Objectives Designed to be Achieved
Base Salary	Attracts and retains talented executives, recognizes individual roles and responsibilities, and provides stable income.
Cash-Based Incentive Compensation	Promotes short-term performance objectives and rewards executives for their contributions toward achieving those objectives.
Equity-Based Compensation	Aligns executives’ interests with our stockholders’ interests, emphasizes long-term financial and operational performance, and helps retain executive talent.
Severance and Other Benefits Potentially Payable upon Termination of Employment or Change in Control	Aids in attracting and retaining executive talent and help executives to remain focused and dedicated during potential transition periods due to a Change in Control.
Retirement, Health, Welfare and Additional Benefits	Aids in attracting and retaining executive talent by supplementing competitive compensation packages.

We do not currently have, and we do not expect to have, formal policies relating to the allocation of total compensation among the various elements of our compensation program.

Base Salary

The base salaries of our NEOs are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Our NEOs receive base salary to compensate them for the satisfactory performance of duties to our Company. The base salary payable to each NEO is intended to provide a visible and stable fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries provide our NEOs with a reasonable degree of financial certainty and stability.

Our Compensation and Talent Committee periodically reviews NEO base salaries in consultation with management and the committee's compensation consultant to determine whether any adjustments are necessary or appropriate. While we elected to increase the 2025 base salaries of our NEOs as set forth below to remain aligned with the competitive range while considering individual performance, experience, and level of contribution. The following table shows the annual base salaries of our NEOs for 2024 and 2025 effective January 1 of the given year. In February 2026, the Compensation and Talent Committee elected not to increase the base salaries of our NEOs for 2026, with the exception of Dr. Henn who received an increase of $15,700 pursuant to his appointment as President.

Name	2024 Annual Base Salary ($)	2025 Annual Base Salary ($)	2026 Annual Base Salary ($)
Eric D. Shaff (1)	685,000	700,000	—
Thomas J. DesRosier	498,000	512,900	512,900
Marella Thorell	480,000	494,400	494,400
Matthew Henn, Ph.D.	475,000	489,300	505,000
Teresa L. Young, Ph.D.	475,000	489,300	489,300

(1) Mr. Shaff resigned from his role as the Company’s President and Chief Executive Officer on July 31, 2025.

Cash-Based Incentive Compensation

Our NEOs generally have the opportunity to earn annual performance bonuses based on the achievement of short-term performance goals. The NEOs’ 2025 target annual cash bonuses, expressed as a percentage of base salary, were: 60% for Mr. Shaff and 40% for the other NEOs in 2025.

Our Compensation and Talent Committee generally determines annual bonuses for our NEOs by multiplying (a) base salary, by (b) target cash bonus percentage, by (c) the level of achievement of corporate and/or individual performance objectives. In addition, the Compensation and Talent Committee retains discretion to adjust annual bonuses as it determines to be appropriate to reflect company performance, individual performance or other factors that the committee believes to be appropriate. For our NEOs, except Mr. Shaff, the achievement of 2025 corporate objectives was weighted 80% and the achievement of individual objectives was weighted at 20%. Mr. Shaff’s 2025 bonus was weighted 100% on corporate objectives.

The table below provides additional details about the Compensation and Talent Committee’s assessment of our actual performance against our 2025 corporate objectives. Individual objectives are analyzed based on the business judgment of the Compensation and Talent Committee's subjective analysis of individual goals achieved in support of each of our corporate goals and are not based on specified performance measures.

2025 Corporate Objectives	Initial Weighting	Assessed Performance	% Achieved	Total
Advance SER-155 in allo-HSCT
Clinical and Regulatory: Gain FDA support for desired clinical study design and clinical development path forward	25.0%	Complete: Protocol submitted as planned in Q2, two rounds of feedback received in August despite known FDA staffing challenges and delays for pre-phase 3 assets. FDA endorsed primary endpoint, IA strategy, and indicated openness to agreeing an expedited path to starting Phase 3 if IA shows overwhelming efficacy	100.0%	25.0%
Clinical: Complete key milestones to initiate clinical study (select CRO and 25% of study clinical sites)	7.5%	Partially complete prior to investment pause: CRO selected and on boarded; protocol amendment signed; final list of sites developed and ready to enter feasibility assessment once funding obtained	80.0%	6.0%
Drug substance: Complete key milestones to initiate clinical study (complete drug substance manufacturing by end of year sufficient to initiate SER-155-002 trial)	7.5%	Complete key milestones to initiate clinical study (complete drug substance manufacturing by end of year sufficient to initiate SER-155-002 trial)	94.0%	7.1%
Capital management
Manage expenses: Disciplined expense management delivering actual spend to approved budget	10.0%	Complete: Actual results YTD 6% favorable vs the 2025 forecast update provided in Sept	100.0%	10.0%
Secure capital: Secure additional sources of capital to advance next SER-155 trial to interim analysis	30.0%	Miss: Although CARB-X funding grant obtained and ATM activated raising $11.8M, BD efforts to source capital for next SER-155 study remain ongoing and are not on track to complete in 2025	0.0%
Deliver TSA obligations: Delivery of TSA obligations to meet criteria for milestone payments	10.0%	Complete: TSA obligations completed on time and Nestlé payments received without incident	100.0%	10.0%
Employee engagement
Create actionable development plans: Development plans in place for all key talent and employees in critical roles; succession plans identified for critical roles	10.0%	Complete: Development plans in place for 100% of key talent/critical roles and 92% of employees overall; succession planning completed in June	100.0%	10.0%
Total	100.0%			68.1%

In December 2025, the Compensation and Talent Committee determined our 2025 corporate objectives were achieved at the 68.1% level. However, in consultation with management and based on guidance from Alpine, the Compensation and Talent Committee exercised its discretion and elected not to award 2025 bonuses to our NEOs based on the applicable corporate objectives not being fully achieved and accounting for the broader financial health of the Company.

Our Compensation and Talent Committee periodically reviews NEO target bonus amounts in consultation with management and the committee's compensation consultant to determine whether any adjustments are necessary or appropriate. In early 2026, the committee elected to maintain 2026 target annual cash bonus amounts for our NEOs other than Mr. Shaff and Dr. Henn at their 2025 levels. As a non-employee member of our Board, Mr. Shaff is not eligible for a

2026 annual bonus. With Dr. Henn's promotion to President and Chief Scientific Officer of the Company effective March 2, 2026, his target annual bonus was increased to 45% of his base salary.

Equity-Based Compensation

We maintain the 2025 Incentive Award Plan (as amended and restated, the “2025 Plan”), under which we may grant equity incentive awards to directors, employees and consultants of our Company and our affiliates, to enable us to attract and retain services, skills and experience of these individuals, which we believe are essential to our long-term success. We do not currently have any formal policy for determining the number or types of equity-based awards to grant to NEOs.

We typically grant equity incentive awards to employees when they commence employment with us and annually in conjunction with our review of individual performance. We may grant additional awards in the discretion of our Board of Directors or Compensation and Talent Committee. Our stock options allow employees to purchase shares of our Common Stock at a price equal to the fair market value of our Common Stock on the grant date, as determined under the applicable equity incentive plan, and may be intended to qualify as “incentive stock options” under the Internal Revenue Code of 1986, as amended (the “Code”). We believe stock options directly align the interests of our NEOs with those of our shareholders while ensuring the retention of our executive team. Our restricted stock units represent the right to receive one share of our Common Stock or its cash value equivalent upon vesting.

Our stock options typically vest as to 25% of the shares subject to the option on the first anniversary of the grant date (or service commencement date for initial grants) and in 12 quarterly installments during the three-year period thereafter, subject to the holder’s continued service with us. Our restricted stock units typically vest as to 25% of the restricted stock units on the first 15th day of the calendar month that immediately follows the first anniversary of the grant date, and as to 6.25% of the restricted stock units upon completion of each three consecutive months of service during the three-year period thereafter, subject to the holder’s continued service with us. From time to time, our Board of Directors or Compensation and Talent Committee may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees. In 2025, we granted retention awards in the form of 3,998 restricted stock units to each of Drs. Henn and Young, which restricted stock units fully vested on November 15, 2025. Stock options and restricted stock units granted to our employees may be subject to accelerated vesting in certain circumstances, as described in the section titled “Employment Agreements.”

In the first quarter of each calendar year, we generally grant equity incentive awards based on competitive market practices and the retention value that NEOs have from past equity awards.

In February 2025, we granted time-based stock options to our NEOs in the following amounts and with the vesting schedule indicated in the table below.

Name	Time-Based Options Granted (#)(1)
Eric D. Shaff	97,500
Thomas J. DesRosier	32,500
Marella Thorell	32,500
Matthew H. Henn, Ph.D.	32,500
Teresa L. Young, Ph.D.	32,500

(1)
Options vest as to 25% of the total shares subject to the option on the first anniversary of the vesting commencement date, and as to 6.25% of the shares subject to the option upon each consecutive three months of service during the three-year period thereafter. The options are subject to the holder’s continued employment with us through the applicable vesting date.

Severance and Change in Control Arrangements

We are party to employment agreements with each of our NEOs, which generally provide for severance benefits and payments upon a termination without cause or for good reason and enhanced severance benefits and payments if such termination is within 60 days prior to or 12 months following a change in control. Our Compensation and Talent Committee believes that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. Particularly, such arrangements can mitigate a potential disincentive for our NEOs when they are evaluating a potential acquisition of the Company and can encourage retention through the conclusion of the transaction. The payments and benefits provided under our severance and change in control arrangements are designed to be competitive with market practices. A description of these arrangements, as well as information on the estimated payments and benefits that our NEOs would have been eligible to receive as of December 31, 2025, are set forth in “Employment Arrangements and —Potential Payments Upon Termination or Change in Control” below.

Retirement, Health, Welfare and Additional Benefits

Our NEOs are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, life insurance, short-term disability and long-term disability to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We believe these benefits are necessary and appropriate to provide a competitive compensation package to our NEOs.

We also sponsor a 401(k) defined contribution plan in which our NEOs may participate, subject to limits imposed by the Code, to the same extent as all of our other full-time employees. During 2025, we made discretionary employer matching contributions equal to 50% of elective contributions made by participants in the 401(k) plan, up to 6% of a participant’s eligible compensation. These matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our employee compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies. We did not provide perquisites or special personal benefits to our NEOs for 2025.

Tax Considerations

As a general matter, the Compensation and Talent Committee reviews and considers the various tax and accounting implications of the compensation programs we utilize.

Executive Compensation Tables

2025 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus (1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Eric D. Shaff (4)	2025	408,333	—	—	1,338,870	—	28,346	1,775,549
Former President and Chief Executive Officer	2024	685,000	—	116,875	1,459,835	411,000	9,297	2,682,007
Thomas J. DesRosier (5)	2025	512,900	166,667	—	446,290	—	10,166	1,136,023
Former Co-President and Co-Chief Executive Officer and current Executive Vice President and Chief Legal Officer	2024	498,000	—	39,188	502,178	199,200	9,942	1,248,507
Marella Thorell (5)	2025	494,400	166,667		446,290	—	6,039	1,113,396
Former Co-President and Co-Chief Executive Officer and current Executive Vice President and Chief Financial Officer
Matthew Henn, Ph.D.	2025	489,300	—	75,682	446,290	—	3,075	1,014,347
President and Chief Scientific Officer
Teresa L. Young, Ph.D.	2025	489,300	—	75,682	446,290	—	10,190	1,021,462
Former Executive Vice President and Chief Commercial and Strategy Officer

(1)
Represents the portion of the cash bonus paid to Mr. DesRosier and Ms. Thorell in connection with their appointment as Co-President and Co-Chief Executive Officer that was earned in 2025. For additional information regarding these amounts, refer to "Employment Arrangements".
(2)
Represents the aggregate grant date fair value of the option awards and stock awards computed in accordance with FASB ASC Topic 718. For a description of the assumptions used in valuing option awards, see Note 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(3)
Consists of company matching contributions under our 401(k) plan. For additional information regarding these amounts, refer to “—Elements of Our Executive Compensation Program—Retirement, Health, Welfare and Additional Benefits.” In addition, the 2025 amount for Mr. Shaff includes $18,709 in director fees earned by him for service as a non-employee director following his resignation of employment.
(4)
Mr. Shaff resigned from his role as the Company's President and Chief Executive Officer effective July 31, 2025.
(5)
Mr. DesRosier and Ms. Thorell were each appointed as Co-President and Co-Chief Executive Officer effective August 1, 2025 and continued to hold their prior offices while they served in such position.

Grants of Plan-Based Awards in Fiscal 2025

The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2025 to help explain information provided above in our Summary Compensation Table. All awards are granted under the 2025 Plan.

Name	Grant Date	Estimated Future Payout Under Non-Equity Incentive Plan Awards Target ($)(1)	Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4)
Eric D. Shaff	2/7/2025				97,500	15.64	1,338,870
		-
Thomas J. DesRosier	2/7/2025				32,500	15.64	446,290
		-
Marella Thorell	2/7/2025				32,500	15.64	446,290
		-
Matthew Henn, Ph.D.	2/7/2025				32,500	15.64	446,290
	9/26/2025			3,998			75,682
		-
Teresa L. Young, Ph.D.	2/7/2025				32,500	15.64	446,290
	9/26/2025			3,998			75,682
		-

(1)
Amounts reflect potential payouts under our 2025 annual bonus program. The target amount is based on a percentage of the individual’s fiscal year 2025 base salary. No minimum threshold amount or maximum amount beyond the target amount was established. Please see the description of the annual bonus program under “Cash-Based Incentive Compensation” in the narrative compensation disclosure above.
(2)
Restricted stock units awards vested on November 15, 2025.
(3)
Option vests as to 25% of the total shares subject to the option on the first anniversary of the vesting commencement date, and as to 6.25% of the shares subject to the option upon each consecutive three months of service during the three-year period thereafter, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Employment Agreements.”
(4)
Amounts reflect the full grant-date fair value of stock options and stock awards granted during fiscal year 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of option awards made to our NEOs in Note 7 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Outstanding Equity Awards at 2025 Fiscal Year End

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(7)
Eric D. Shaff	2/7/2025 (1)	—	97,500		15.64	2/6/2035
	2/14/2024 (1)	13,945	17,930		22.00	2/13/2034
	2/14/2024 (3)			41,129	22.00	2/13/2034
	2/14/2024 (2)						2,989	44,476
	2/3/2023 (1)	8,593	3,907		110.00	2/2/2033
	2/3/2023 (2)						1,954	29,076
	2/4/2022 (1)	23,437	1,563		147.60	2/3/2032
	2/4/2021 (1)	17,500	—		526.80	2/3/2031
	1/29/2020 (1)	50,000	—		66.00	1/28/2030
	1/25/2019 (1)	13,750	—		120.20	1/24/2029
	1/30/2018 (1)	6,000	—		208.40	1/29/2028
	1/26/2017 (1)	5,250	—		197.80	1/25/2027
	2/1/2016 (1)	3,925	—		524.00	1/31/2026
Thomas J. DesRosier	2/7/2025 (1)	—	32,500		15.64	2/6/2035
	2/14/2024 (1)	4,675	6,012		22.00	2/13/2034
	2/14/2024 (3)			14,395	22.00	2/13/2034
	2/14/2024 (2)						1,001	14,895
	2/3/2023 (1)	2,921	1,329		110.00	2/2/2033
	2/3/2023 (2)						664	9,880
	2/4/2022 (1)	6,093	407		147.60	2/3/2032
	2/4/2021 (1)	5,000	—		526.80	2/3/2031
	1/29/2020 (1)	17,500	—		66.00	1/28/2030
	1/25/2019 (1)	4,240	—		120.20	1/24/2029
	1/30/2018 (5)	5,000	—		208.40	1/29/2028
	1/30/2018 (1)	4,000	—		208.40	1/29/2028
	1/26/2017 (1)	3,000	—		197.80	1/25/2027
	6/1/2016 (4)	5,000	—		618.00	5/31/2026
Marella Thorell	2/7/2025 (1)	—	32,500		15.64	2/6/2035
	3/25/2024 (1)	15,312	19,688		15.75	3/24/2034
Matthew Henn, Ph.D.	2/7/2025 (1)	—	32,500		15.64	2/6/2035
	2/14/2024 (1)	4,101	5,274		22.00	2/13/2034
	2/14/2024 (3)			14,395	22.00	2/13/2034
	2/14/2024 (2)						878	13,065
	2/3/2023 (1)	3,093	1,407		110.00	2/2/2033
	2/3/2023 (2)						704	10,476
	2/4/2022 (1)	8,203	547		147.60	2/3/2032
	2/4/2021 (1)	6,500	—		526.80	2/3/2031
	1/29/2020 (1)	15,000	—		66.00	1/28/2030
	1/25/2019 (1)	2,296	—		120.20	1/24/2029
	1/30/2018 (1)	3,000	—		208.40	1/29/2028
	6/19/2017 (6)	3,500	—		216.80	6/19/2027
	1/26/2017 (1)	187	—		197.80	1/25/2027
	2/1/2016 (1)	625	—		524.00	1/31/2026
Teresa L. Young, Ph.D. (8)	2/7/2025 (1)	—	32,500		15.64	2/6/2035
	2/14/2024 (1)	4,101	5,274		22.00	2/13/2034
	2/14/2024 (3)			14,395	22.00	2/13/2034
	2/14/2024 (2)						878	13,065
	2/3/2023 (1)	2,921	1,329		110.00	2/2/2033
	2/3/2023 (2)						664	9,880
	2/4/2022 (1)	5,625	375		147.60	2/3/2032
	2/4/2021 (1)	4,500	—		526.80	2/3/2031
	6/29/2020 (1)	15,000	—		93.40	6/28/2030

(1)
Option vests as to 25% of the total shares subject to the option on the first anniversary of the grant date, and as to 6.25% of the shares subject to the option upon each consecutive three months of service during the three-year period thereafter, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Employment Agreements.”
(2)
Restricted stock unit award vests as to 25% of the restricted stock units on the first 15th day of the calendar month that immediately follows the first anniversary of the grant date, and as to 6.25% of the restricted stock units upon completion of each three consecutive months of service during the three-year period thereafter, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Employment Agreements.”
(3)
Option vests (a) as to 50% of the total shares subject to the option upon achievement of a 30-day trailing average public market closing price per share of the Company's common stock greater than or equal to $60.00 and (b) as to the remaining 50% of the shares subject to the option upon achievement of a 30-day trailing average public market closing price per share of the Company's common stock greater than or equal to $100.00, subject to the holder’s continued employment with us through the applicable vesting date.
(4)
Option vested as to 25% of the shares on May 16, 2017. The remainder of the shares vested in 12 equal quarterly installments thereafter.
(5)
Option vested as to one third of the shares on January 30, 2019, one third of the shares on January 30, 2020, and one third of the shares on January 30, 2021.
(6)
Option vests (i) as to 50% of the total shares subject to the option, upon the filing of the BLA for SER-109 with the FDA, and (ii) as to the remaining 50% of the shares subject to the option, upon the FDA's approval of SER-109.
(7)
Market value calculated using the closing price per share of the Company's common stock on December 31, 2025 (the last trading day of 2025) of $14.88.
(8)
Dr. Young's employment with us terminated on March 15, 2026; however, options held by Dr. Young will be eligible to vest through July 16, 2026.

Option Exercises and Stock Vested in Fiscal 2025

The following table shows the stock vested for our NEOs during fiscal 2025. None of our NEOs exercised stock options during fiscal 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Eric D. Shaff	1,562	(1)	22,425
	2,323	(2)	35,641
Thomas J. DesRosier	531	(1)	7,619
	780	(2)	11,969
Marella Thorell	0		0
Matthew Henn, Ph.D.	562	(1)	8,071
	684	(2)	10,490
	3,998	(3)	66,607
Teresa L. Young, Ph.D.	531	(1)	7,619
	684	(2)	10,490
	3,998	(3)	66,607

(1)
The restricted stock unit awards vested as to 6.25% of the total award on February 15, 2025, 6.25% of the total award on May 15, 2025, 6.25% of the total award on August 15, 2025, and 6.25% of the total award on November 15, 2025.
(2)
The restricted stock unit awards vested as to 25% of the total award on February 15, 2025, 6.25% of the total award on May 15, 2025, 6.25% of the total award on August 15, 2025, and 6.25% of the total award on November 15, 2025.
(3)
The restricted stock unit awards vested on November 15, 2025.
(4)
The value realized upon vesting of restricted stock units is calculated by multiplying (i) the number of restricted stock units vested by (ii) the closing market price of our common stock on the vesting date or the next trading day if the vesting date is not a trading day). The value does not necessarily reflect the actual proceeds received.

EMPLOYMENT ARRANGEMENTS

We have entered into employment arrangements with each of our NEOs. Certain key terms of these agreements are described below.

Eric D. Shaff

On July 21, 2025, the Company entered into a letter agreement with Mr. Shaff regarding his separation from the Company (the "Separation Letter"). Pursuant to the Separation Letter, Mr. Shaff agreed to provide advisory services as reasonably requested by the Company from time to time to ensure a smooth transition of his duties and continues to serve as a non-employee director. Mr. Shaff's outstanding equity awards continue to vest while he serves as a non-employee director of the Board.

Mr. Shaff has also agreed to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or consultants for 12 months following termination of his employment.

Employment Agreements with Thomas J. DesRosier, Marella Thorell, Matthew Henn, Ph.D. and Teresa L. Young, Ph.D.

Under the terms of our employment agreement with each respective executive, if we terminate the executive other than for cause or the executive resigns for good reason, each within the meaning of the respective employment agreement, the executive will be entitled to receive 12 months of continued base salary and up to 12 months of continued medical, dental or vision coverage pursuant to COBRA, if elected. Each executive's employment agreement provides that, upon any such termination within 60 days prior to or 12 months following a change in control, in lieu of the benefits described in the previous sentence, the executive is entitled to accelerated vesting of the executive's time-based equity awards, 12 months of continued base salary, up to 12 months of continued medical, dental or vision coverage pursuant to COBRA, if elected, and a lump sum cash amount equal to 1.0 times the executive's target bonus for the year of termination.

Each of the employment agreements contains a parachute payment “best pay” provision, under which payments and benefits in connection with a change in control made pursuant to the employment agreement or otherwise will either be made to the NEO in full or as to such lesser amount as which would result in no portion of the payments and benefits being subject to an excise tax under Section 4999 of the Code, whichever of the foregoing amounts is greater on an after-tax basis.

Each executive has also agreed to refrain from disclosing our confidential information during or at any time following the executive's employment with us and from competing with us or soliciting our employees or consultants for 12 months following termination of the executive's employment.

Transition Letters with Thomas J. DesRosier and Marella Thorell

On July 21, 2025, the Company entered into letter agreements with each of Ms. Thorell and Mr. DesRosier (each, a “Transition Letter”). The Transition Letters provided for a cash bonus equal to $500,000 (the “Appointment Bonus”), which was paid as to one-third of the Appointment Bonus on August 1, 2025 and as to the remaining two thirds of the Appointment Bonuses on January 1, 2026 (the “Second Payment Date”), subject to Ms. Thorell and Mr. DesRosier’s continued employment as Co-President and Co-Chief Executive Officer through the payment dates. The Transition Letters provided for repayment of a portion of the Appointment Bonuses in the event that the employment of Ms. Thorell or Mr. DesRosier was terminated by the Company for cause (as defined in the executive’s employment agreement with the Company) or due to the executive’s resignation without good reason (as defined in the executive’s employment agreement with the Company), in each case, after the Second Payment Date but prior to February 28, 2026.

Retention Letters with Matthew Henn, Ph.D., and Teresa L. Young, Ph.D.

On October 1, 2025, the Company entered into retention letter agreements with each of Drs. Henn and Young (each, a “Retention Letter”). Each of the Retention Letters provided for a retention bonus equal to $175,000, with $100,000 paid in cash on the payroll date following February 15, 2026 and the remaining $75,000 paid in the form of restricted stock units that became fully vested on November 15, 2025, in each case, subject to the executive’s continued employment through the relevant date. The Retention Letters also provide that if the Company consummates a significant business development transaction on or prior to September 30, 2026 that the Board determines materially enhances the Company’s long-term cash position, the executives may also receive a transaction bonus in an amount to be determined by the Board. Dr. Young is no longer eligible to receive a potential transaction bonus due to her employment with us terminating on March 15, 2026.

Potential Payments Upon Termination or Change in Control

In accordance with SEC rules, the following table summarizes the payments that would be made to certain of our NEOs upon the occurrence of certain qualifying terminations of employment, assuming such NEO’s termination of employment with the Company occurred on December 31, 2025 and, where relevant, that a change in control of the Company occurred on December 31, 2025. Amounts shown in the table below do not include (1) accrued but unpaid salary and (2) other benefits earned or accrued by the NEOs during employment that are available to all salaried employees, such as accrued vacation. As discussed above, Mr. Shaff resigned from his employment effective July 31, 2025. He did not receive any payments in connection with his resignation.

Name	Benefit	Termination Without Cause or for Good Reason (no Change in Control) ($)	Termination Without Cause or for Good Reason in Connection with a Change in Control) ($)(1)
Thomas J. DesRosier	Continued Base Salary	512,900	512,900
	Bonus Lump Sum	0	205,160
	Continued Healthcare	29,365	29,365
	Equity Acceleration (2)	0	24,775
	Total (3)	542,265	772,200
Marella Thorell	Continued Base Salary	494,400	494,400
	Bonus Lump Sum	0	197,760
	Continued Healthcare	44,509	44,509
	Equity Acceleration (2)	0	0
	Total (3)	538,909	736,669
Matthew Henn, Ph.D.	Continued Base Salary	489,300	489,300
	Bonus Lump Sum	0	195,720
	Continued Healthcare	44,509	44,509
	Equity Acceleration (2)	0	23,540
	Total (3)	533,809	753,069
Teresa L. Young, Ph.D.	Continued Base Salary	489,300	489,300
	Bonus Lump Sum	0	195,720
	Continued Healthcare	15,199	15,199
	Equity Acceleration (2)	0	22,945
	Total (3)	504,499	723,164

(1)
Assumes awards are not assumed or substituted in connection with the change in control.
(2)
With respect to options, the value of equity acceleration was calculated by multiplying (i) the number of accelerated shares of common stock underlying the options by (ii) the excess, if any, of $14.88, the closing trading price of our common stock on December 31, 2025, over the exercise price for the options. With respect to RSUs, the value of equity acceleration was calculated by multiplying the number of accelerated RSUs, by $14.88, the closing trading price of our common stock on December 31, 2025.
(3)
Amounts shown are the maximum potential payment the NEO would have received as of December 31, 2025. Amounts of any reduction pursuant to the 280G best pay provision, if any, would be calculated upon actual termination of employment.

Pay Versus Performance

In accordance with the SEC’s disclosure requirements regarding pay versus performance, this section presents the SEC-defined “Compensation Actually Paid,” or CAP. Also required by the SEC, this section compares CAP to various measures used to gauge our performance. CAP is a supplemental measure to be viewed alongside performance measures as an addition to the philosophy and strategy of compensation-setting discussed elsewhere in this proxy statement, not in replacement.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2023, 2024 and 2025, and our financial performance for each such fiscal year:

Year	Summary Compensation Table Total for Eric D. Shaff ($)	Compensation Actually Paid to Eric D. Shaff ($)(1)(2)	Summary Compensation Table Total for Thomas J. DesRosier ($)	Compensation Actually Paid to Thomas J. DesRosier ($)(1)(2)	Summary Compensation Table Total for Marella Thorell ($)	Compensation Actually Paid to Marella Thorell ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income ($)
2025	$1,775,549	$1,445,792	$1,136,023	$1,026,058	$1,113,396	$962,202	$1,017,905	$900,283	$13	$5,696,000
2024	$2,682,007	$1,906,325	$0	$0	$0	$0	$1,259,430	$988,400	$15	$136,000
2023	$3,158,336	$(517,565)	$0	$0	$0	$0	$1,695,799	$260,831	$25	$(113,724,000)

(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2025	Eric Shaff, Thomas DesRosier and Marella Thorell	Matthew Henn, Ph.D. and Teresa L. Young, Ph.D.
2024	Eric Shaff	Lisa von Moltke, M.D., and Thomas DesRosier.
2023	Eric Shaff	Teresa L. Young, Ph.D. and Lisa von Moltke, M.D

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

Adjustments	2025
	Eric D. Shaff	Thomas J. DesRosier	Marella Thorell	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(1,338,870)	(446,290)	(446,290)	(521,972)
Increase Based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, Determined as of Applicable FY End	1,164,160	388,053	388,053	388,053
Increase Based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, Determined as of Vesting Date	0			66,607
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, Determined Based on Change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(108,809)	(37,316)	(53,912)	(36,095)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, Determined Based on Change in ASC 718 Fair Value from Prior FY End to Vesting Date	(46,238)	(14,412)	(39,045)	(14,215)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, Determined as of Prior FY End	0			0
Increase Based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	0			0
Increase Based on Incremental Fair Value of Options/SARs Modified during Applicable FY	0			0
Deduction for Change in the Actuarial Present Values Reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	0			0
Increase for Service Cost and, if Applicable, Prior Service Cost for Pension Plans	0			0
TOTAL ADJUSTMENTS	(329,757)	(109,965)	(151,194)	(117,622)

(2)
Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely service-vesting RSU awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for performance-based RSU awards, the same valuation methodology as RSU awards above except that the year-end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date; and (iii) for stock options, a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life set equal to the original expected life determined at grant, reduced by the amount of time elapsed from the grant date to the revaluation date, and adjusted based on relevant factors, including taking into account the stock price on the applicable revaluation date relative to the option’s strike price determined at grant, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and prior fiscal years.

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, and (ii) our net income, in each case, for the fiscal years ended December 31, 2023, 2024 and 2025. TSR amounts reported in the graph assume an initial fixed investment of $100.

Policies and Practices Relating to the Timing of Equity Awards

Our general practice is to not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation and Talent Committee uses its business judgment to determine the size of our equity awards and would consider any material nonpublic information that is known to the Compensation and Talent Committee before granting an award. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation and Talent Committee has typically granted awards on a predetermined annual schedule.

During 2025, we did not grant stock options to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Director Compensation

Directors who are also our employees do not receive compensation for their service on our Board. Mr. Shaff served as a director and executive officer of our company until July 31, 2025. Refer to the 2025 Summary Compensation Table and related narrative disclosure above for information regarding the compensation Mr. Shaff received from us during 2025.

We maintain a compensation program for our non-employee directors providing for each non-employee director to receive the following amounts for serving on our Board:

•
effective March 27, 2025, an option to purchase 10,000 shares of our Common Stock upon the director’s initial election or appointment to our Board (the “Initial Award”);
•
if the director has served on our Board for at least six months as of the date of an annual meeting of stockholders, an option to purchase 5,000 shares of our Common Stock on the date of the annual meeting (the “Subsequent Award”);
•
an annual base director fee of $45,000, and if the director serves as chairperson of our Board or lead independent director, an additional annual base director fee of $35,000; and
•
if the director serves on a committee of our Board, an additional annual fee as follows:
•
chairperson of the Audit Committee—$20,000;
•
Audit Committee member other than the chairperson—$10,000;
•
chairperson of the Compensation and Talent Committee—$15,000;
•
Compensation and Talent Committee member other than the chairperson—$7,500;
•
chairperson of the Nominating and Corporate Governance Committee—$10,000;
•
Nominating and Corporate Governance Committee member other than the chairperson—$5,000;
•
chairperson of the Science and Clinical Development Committee—$15,000; and
•
Science and Clinical Development Committee member other than the chairperson—$7,500.

Stock options granted to our non-employee directors under the program have an exercise price equal to the fair market value of our Common Stock on the grant date. The stock options granted upon a director’s initial election or appointment vest in four annual installments following the grant date. The stock options granted annually to directors vest in a single installment on the earlier of the day before the next annual meeting of stockholders or the first anniversary of the grant date. In addition, all unvested stock options vest in full immediately prior to a change in control.

Each non-employee director may elect on an annual basis to receive an option to purchase shares of our common stock in lieu of the director’s annual base director fee and, if applicable additional annual base director fee for service as chairperson or lead independent director. For 2025, the election applied to cash fees earned for the period July 1, 2025 to June 30, 2026. The number of shares subject to any such option is determined by dividing the cash amount of the base director fee or additional base director fee, as applicable, by the Black-Scholes value of the option, computed in accordance with the terms of the director compensation program on the applicable grant date. Each such option is granted automatically on July 1 of the applicable year and vests in four equal quarterly installments occurring on each October 1, January 1, April 1 and July 1 following the grant date, provided that if the next annual meeting of the Company’s stockholders after the grant date occurs before the first anniversary of the grant date, the final quarterly vesting installment will vest on the day immediately prior to the date of such annual meeting.

Each member of our Board is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee of the Board on which he or she serves.

2025 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Dennis A. Ausiello, M.D.(2)	20,000	111,688	131,688
Stephen A. Berenson(3)	10,000	158,985	168,985
Paul R. Biondi(4)	31,386	50,875	82,261
Willard H. Dere, M.D.	62,500	50,875	113,375
Claire M. Fraser, Ph.D.(2)	40,000	111,688	151,688
Kurt C. Graves	37,500	50,875	88,375
Richard N. Kender	72,500	50,875	123,375
Robert Rosiello(5)	21,257	125,858	147,115
Hans-Juergen Woerle, M.D., Ph.D(6)	47,486	84,876	132,362

(1)
Represents the aggregate grant date fair value of the option awards granted during 2025 computed in accordance with FASB ASC Topic 718. The amounts for Drs. Ausiello and Fraser include $30,407 and for Mr. Berenson includes $54,055, representing the excess of the grant date fair value of the options received in July 2025 in lieu of cash fees over the amount of those fees for service during 2025. The grant date fair value of these options exceeds the 2025 cash fee amount because, as described below, the options were received in lieu of cash fees otherwise payable for services performed from July 1, 2025 through June 30, 2026. For a description of the assumptions used in valuing these awards, see Note 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The table below shows the number of option awards held as of December 31, 2025 by each of our directors who are not NEOs. None of our directors held unvested stock awards as of that date.
(2)
Drs. Ausiello and Fraser elected to receive payment of their annual base director fee earned from July 1, 2025 through June 30, 2026 in the form of stock options. Accordingly, in July 2025, Drs. Ausiello and Fraser were each issued an option to purchase 6,452 shares with an aggregate grant date fair value of $60,813 (in lieu of $22,500 in cash fees for July through December 2025 and $22,500 in cash fees for January through June 2026).
(3)
Mr. Berenson elected to receive payment of his annual base director fee and additional annual base director fee for service as chairperson or lead independent director earned from July 1, 2025 through June 30, 2026 in the form of stock options. Accordingly, in July 2025, Mr. Berenson was issued options to purchase 11,470 shares with an aggregate grant date fair value of $108,110 (in lieu of $40,000 in cash fees for July through December 2025 and $40,000 in cash fees for January through June 2026).
(4)
Mr. Biondi resigned from the Board effective August 5, 2025.
(5)
Mr. Rosiello was appointed to the Board effective August 5, 2025.
(6)
Dr. Woerle was appointed to the Board effective February 4, 2025.

Name	Option Awards Outstanding as of December 31, 2025 (#)
Dennis A. Ausiello, M.D.	26,830
Stephen A. Berenson	32,859
Paul R. Biondi	15,650
Willard H. Dere, M.D.	17,150
Claire M. Fraser, Ph.D.	18,602
Kurt C. Graves	20,378
Richard N. Kender	17,150
Robert Rosiello	10,000
Hans-Juergen Woerle, M.D., Ph.D.	6,000

Equity Compensation Plan Information

The following table provides information on our equity compensation plans as of December 31, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities reflected in first column)
Equity compensation plans approved by security holders(2)	1,111,723	(3)	$69.80	846,474	(4)
Equity compensation plans not approved by security holders(5)	36,635		$15.95	86,644
Total	1,148,358		$68.07	933,118

(1)
As of December 31, 2025, the weighted-average exercise price of outstanding options under the 2025 Plan was $69.80. Restricted stock units do not have an exercise price and were not included in calculating the weighted average exercise price.
(2)
Consists of the 2025 Plan, and the 2015 ESPP.
(3)
Includes 1,087,999 outstanding options to purchase stock and 23,724 restricted stock units under the 2025 Plan.
(4)
As of December 31, 2025, a total of 846,474 shares of Common Stock were available for issuance, consisting of 106,064 shares available for future issuance under the 2015 ESPP, and 740,410 shares of Common Stock available for future issuance under the 2025 Plan.
(5)
Consists of the 2022 Inducement Award Plan. For a summary of the 2022 Inducement Award Plan, see Note 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Security Ownership of Certain Beneficial Owners and Management

Common Stock

The following table sets forth certain information with respect to holdings of our Common Stock as of April 13, 2026 (unless otherwise indicated) by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 9,632,111 shares of Common Stock outstanding as of April 13, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 13, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Share numbers in the table below, including the footnotes thereto, have been updated to reflect the Company's 1-for-20 reverse stock split the Company effected in April 2025.

Unless otherwise indicated, the address of each beneficial owner listed below is 101 Cambridgepark Drive, Cambridge, MA 02140. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

NAME OF BENEFICIAL OWNER	NUMBER	PERCENTAGE
5% or Greater Stockholders
Entities affiliated with Flagship Pioneering(1)	1,155,852	12.0%
Nestlé S.A.(2)	1,089,087	11.3%
Named Executive Officers and Directors
Eric D. Shaff(3)	188,355	1.9%
Thomas J. DesRosier(4)	77,895	*
Marella Thorell(5)	27,658	*
Matthew Henn, Ph.D.(6)	66,235	*
Teresa L. Young, Ph.D.(7)	53,171	*
Dennis A. Ausiello, M.D.(8)	25,217	*
Stephen A. Berenson(9)	30,171	*
Willard H. Dere, M.D.(10)	18,737	*
Claire M. Fraser, Ph.D.(11)	16,389	*
Kurt C. Graves(12)	20,378	*
Richard N. Kender(13)	32,824	*
Robert Rosiello	—	—
Hans-Juergen Woerle, M.D., Ph.D.(14)	1,500	*
All executive officers and directors as a group (13 persons)(15)	526,468	5.20%

* Less than one percent.

(1)
Based on a Schedule 13D/A filed on July 7, 2022 and information known to the Company, adjusted for the 1-for-20 reverse stock split effected on April 22, 2025. Consists of (i) 136,750 shares of Common Stock held by Flagship VentureLabs IV LLC (“VentureLabs IV”); (ii) 221,730 shares of Common Stock held by Flagship Ventures Fund IV, L.P. (“Flagship Fund IV”); (iii) 64,164 shares of Common Stock held by Flagship Ventures Fund IV-Rx, L.P. (“Flagship Fund IV-Rx”); (iv) 148,147 shares of Common Stock held by Flagship Pioneering Fund VI, L.P. (“Flagship Pioneering VI”); (v) 293,786 shares of Common Stock held by Nutritional Health LTP Fund, L.P (“Nutritional LTP”) and (vi) 291,275 shares of Common Stock held by Flagship Pioneering Fund VII, L.P. ("Flagship Fund VII and together with VentureLabs IV, Flagship Fund IV, Flagship Fund IV-Rx, Flagship Pioneering VI, and Nutritional LTP, the “Flagship Funds”). Flagship Fund IV is a member of VentureLabs IV and also serves as its manager. The general partner of Flagship Fund IV and Flagship Fund IV-Rx is Flagship Ventures Fund IV General Partner LLC (“Flagship Fund IV GP”). The general partner of Flagship Pioneering VI is Flagship Pioneering Fund VI General Partner LLC (“Flagship Fund VI GP”). The general partner of Nutritional LTP is Nutritional Health LTP Fund General Partner LLC (“Nutritional LTP GP”). The general partner of Flagship Fund VII is Flagship Pioneering Fund VII General Partner LLC ("Flagship Fund VII GP"). The manager of Flagship Fund VII GP, Flagship Fund VI GP and Nutritional LTP GP is Flagship Pioneering, Inc. (“Flagship Pioneering”). Noubar B. Afeyan, Ph.D. is the sole manager of Flagship Fund IV GP and sole director and shareholder of Flagship Pioneering and may be deemed to possess voting, dispositive and investment control over all shares held by the Flagship Funds. The mailing address of the Flagship Funds is 55 Cambridge Parkway, Suite 800E, Cambridge Massachusetts 02142.
(2)
Based solely on a Schedule 13D/A filed on October 2, 2024 by Nestlé S.A. (“Nestlé”) and SPN, adjusted for the 1-for-20 reverse stock split effected on April 22, 2025. The ultimate parent company of SPN is Nestlé, a publicly traded company. The Schedule 13D/A reported that as of October 2, 2024, (i) Nestlé had shared voting and dispositive power with respect to 1,089,087 shares and (ii) SPN had shared voting and dispositive power with respect to 1,089,087 shares. The address for Nestlé and SPN is Avenue Nestlé 55, 1800, Vevey Switzerland.
(3)
Consists of (a) 11,578 shares of Common Stock, (b) 176,055 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026 and (c) restricted stock units for 722 shares of Common Stock that vest within 60 days of April 13, 2026.

(4)
Consists of (a) 7,789 shares of Common Stock, (b) 69,862 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026 and (c) restricted stock units for 244 shares of Common Stock that vest within 60 days of April 13, 2026.
(5)
Consists of shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026.
(6)
Consists of (a) 7,677 shares of Common Stock, (b) 58,320 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026 and (c) restricted stock units for 238 shares of Common Stock that vest within 60 days of April 13, 2026.
(7)
Consists of (a) 8,557 shares of Common Stock, (b) 44,384 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026 and (c) restricted stock units for 230 shares of Common Stock that vest within 60 days of April 13, 2026.
(8)
Consists of 25,217 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026.
(9)
Consists of (a) 179 shares of Common Stock and (b) 29,992 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026.
(10)
Consists of (a) 1,587 shares of Common Stock and (b) 17,150 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026.
(11)
Consists of 16,389 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026.
(12)
Consists of 20,378 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026.
(13)
Consists of (a) 3,174 shares of Common Stock and (b) 29,650 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026.
(14)
Consists of 1,500 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026.
(15)
Consists of (a) 40,425 shares of Common Stock, (b) 484,659 shares of Common Stock underlying stock options that are currently exercisable or would be exercisable within 60 days of April 13, 2026 and (c) restricted stock units for 1,384 shares of Common Stock that vest within 60 days of April 13, 2026.

Certain Relationships

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Our finance team is primarily responsible for developing and implementing procedures to obtain information regarding potential related person transactions and for determining whether a related person transaction requiring compliance with our policy exists. Our Chief Executive Officer then presents the related person transaction to our Audit Committee. In reviewing and approving any such transaction, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent of the related person’s interest in the transaction and the conflicts of interest and corporate opportunity provisions under our Code of Business Conduct and Ethics. No director may participate in approval of a related person transaction in which he or she is a related person. Our Audit Committee may also ratify related person transactions that were entered into by management because pre-approval was not feasible and transactions that were not initially recognized as related person transactions. If these transactions are not ratified, our management must make all reasonable efforts to cancel or annul such transactions. Our management must update our Audit Committee on material changes to any approved or ratified related person transaction and provide an annual status report on all then-current related person transactions.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2024.

Transactions with Related Parties

Asset Purchase Agreement

On September 30, 2024, Seres completed the sale (the “Transaction”) of the VOWST Business, including inventory and equipment, certain patents and patent applications, know-how, trade secrets, trademarks, domain names, marketing authorizations and related rights, documents, materials, business records and data and contracts that are used or held for use primarily in the development, commercialization and manufacturing of the microbiome product sold under the brand name VOWST as provided for in accordance with the terms of the Purchase Agreement (the “Product”), pursuant to the Asset Purchase Agreement, dated as of August 5, 2024 (the “Purchase Agreement”), by and among the Company and SPN, and a wholly-owned subsidiary of Nestlé Pursuant to the Purchase Agreement, SPN acquired specified assets and assumed specified liabilities from the Company related to the VOWST Business for:

•
a cash payment, payable upon completion of the transaction (“Closing”), of $100.0 million, less approximately $17.9 million owed by Seres to an affiliate of SPN as of March 31, 2024 under the existing license agreement between Seres and the SPN affiliate, less approximately CHF2.0 million in satisfaction of fees due under an existing manufacturing agreement between Seres and Bacthera AG;
•
cash installment payments of $50.0 million on January 15, 2025 and $25.0 million on July 1, 2025 (the “Installment Payments”) offset by $1.4 million paid by us to Nestlé on July 1, 2025 related to certain employment obligations assumed by SPN, as described below, conditioned on Seres’ material compliance with obligations under the Transition Services Agreement entered into at Closing between Seres and SPN;
•
prepayment of the $60.0 million milestone payment tied to the achievement of worldwide annual net sales of the Product of $150.0 million (the “First Sales Milestone”), payable in cash at Closing (the “Prepaid Milestone”), which Prepaid Milestone will accrue interest at a fixed rate of 10% per annum until the First Sales Milestone is achieved and 5% per annum thereafter until the earlier of (x) the date on which the Prepaid Milestone, plus accrued interest thereon, has been repaid in full by set-off and (y) the last day of the Milestone Period (as defined below); and
•
future milestone payments of (x) $125.0 million tied to the achievement of worldwide annual net sales of the Product of $400.0 million and (y) $150.0 million tied to the achievement of worldwide annual net sales of the Product of $750.0 million, during the period from Closing until December 31 of the calendar year in which the tenth anniversary of Closing occurs (the “Milestone Period”) (together, the “Future Milestone Payments” and, together with the Prepaid Milestone, the “Milestone Payments”).

As they are earned, the Milestone Payments will be satisfied as follows: (1) first, by set-off against all accrued interest on the Prepaid Milestone until the amount of such accrued interest has been repaid in full, (2) second, by set-off against the outstanding balance of the Prepaid Milestone until the Prepaid Milestone has been repaid in full and (3) thereafter, in cash. If any amount of the Prepaid Milestone (and any accrued interest thereon) remains outstanding as of following the last day of the Milestone Period, the balance thereof (together with any interest accrued thereon) will be forgiven and the right of set-off of SPN with respect thereto shall be deemed forfeited by SPN. The Installment Payment received on July 1, 2025 was reduced by approximately $1.4 million related to certain employment obligations assumed by SPN with respect to the period ending as of the Closing date.

We and SPN shared 50/50 in the net profit or net loss achieved during the period from the Closing date until December 31, 2025 (the "Profit Sharing Period"), with the net profit or net loss calculated as (i) the net sales of VOWST in the United States and Canada, plus (ii) other income received in connection with the grant of a license or sublicense with respect to VOWST in the United States and Canada as described in the Purchase Agreement, minus (iii) allowable expenses directly attributable or reasonably allocable to certain development activities, commercialization activities, medical affairs activities, manufacturing activities or other relevant activities, as described in the Purchase Agreement. During the Profit Sharing Period, we reimbursed SPN for (i) certain payments under the exclusive license agreement between us and Memorial Sloan Kettering Cancer Center, (ii) certain costs incurred in connection with an ongoing post-marketing safety study of VOWST and (iii) 80.1% of all rent and other costs due to the landlord under the lease for our Waltham facility. As of December 31, 2025, the remaining liability associated with all of these obligations was $3.3 million.

Pursuant to the Purchase Agreement, SPN paid us a cash payment, which was paid upon Closing, of $100 million, less approximately $17.9 million owed by us to an affiliate of SPN as of March 31, 2024 under the prior license agreement between us and the SPN affiliate, and less approximately CHF 2.0 million in satisfaction of fees due under an existing manufacturing agreement between us and Bacthera.

Transition Services Agreement

On September 30, 2024, in connection with the Closing, Seres entered into a transition services agreement (the “Transition Services Agreement”) with Nestlé Enterprises S.A., an affiliate of SPN (“NESA”). The Transition Services Agreement provides for services to be performed by Seres in order to facilitate a transition of the business associated with its VOWST Business to NESA and its affiliates. The scope of the transition services includes the provision of certain manufacturing services and certain administrative functions related to the VOWST Business and operations, including the maintenance of certain manufacturing services and the related facility in which such services are currently conducted. Seres provided the manufacturing services until December 31, 2025 and other services for the duration specified in the schedule to the Transition Services Agreement for each service. NESA paid Seres for certain fixed costs, including a monthly fixed fee and a variable per batch fee for preserved raw material suspension ("PRMS") manufacturing, and reimbursed Seres for certain costs of the transition services performed by Seres under the Transition Services Agreement, including labor. The know-how and other intellectual property generated in connection with the performance of the Transition Services Agreement is owned by NESA with Seres having a non-exclusive license to such know-how and other intellectual property under the Cross-License Agreement. During the term of the Transition Services Agreement, Seres transferred the specifications for materials and documentation necessary to enable PRMS manufacturing services to a third party service provider designated by NESA. In the event of a material failure by Seres to deliver PRMS under the Transition Services Agreement, NESA had step-in rights to negotiate to enter into a direct lease with the landlord of the manufacturing facility with respect to the portion of such facility used in connection with the VOWST Business or to cause such services to be performed, with any reasonable out-of-pocket costs and expenses incurred in connection therewith reimbursed by Seres.

For the years ended December 31, 2025 and 2024, we received $91.6 million and $1.7 million, respectively, from NESA, including the first installment payment of $50.0 million received in January 2025 and the second installment payment of $25.0 million received in July 2025.

Cross-License Agreement

On September 30, 2024, in connection with the Closing, Seres entered into a cross-license agreement (the “Cross-License Agreement”) with SPN, pursuant to which Seres granted to SPN a perpetual, worldwide, non-exclusive, fully paid-up license under certain Seres patents that have been issued or will issue in the future and current know-how controlled by Seres that was not transferred to SPN pursuant to the Purchase Agreement. In the field of the treatment of Clostridioides difficile infections (“CDI”) and recurrent CDI and associated complications (collectively, the “CDI Field”) the license to SPN under Seres patents and know-how will be exclusive to SPN for five years after closing of the Transaction and co-exclusive between SPN and Seres following that five year period. The license from Seres to SPN is to issued Seres patents that currently or in the future cover VOWST, formerly known as SER-109 (the “Product”), or improvements thereof, and know-how that is used or reasonably useful in connection with the exploitation of the VOWST Business. Seres also granted SPN an exclusive, perpetual, worldwide, fully paid-up license under issued Seres patents that currently or in the future cover the Product and improvements thereof and know-how that is used or reasonably useful in connection with the exploitation of the Product to exploit SER-262 in the CDI Field. SPN granted to Seres a perpetual, worldwide, non-exclusive license under the patents and know-how that are transferred to SPN pursuant to the Purchase Agreement or developed under the Transition Services Agreement, for Seres’ products for use outside of the CDI Field, and after five years from Closing for Seres products containing designed, cultivated, bacterial consortia not manufactured using human stool (excluding SER-262) in the CDI Field. From and after Closing, certain license agreements between Seres, SPN, and/or their respective affiliates terminated and are of no further force or effect, except as contemplated by the Purchase Agreement.

Securities Purchase Agreement

On September 30, 2024, Seres entered into a securities purchase agreement (the “Securities Purchase Agreement”) with SPN, pursuant to which SPN purchased 14,285,715 shares of Seres’ Common Stock, at the Closing at a purchase price per share of $1.05, for an aggregate purchase price of $15 million. Under the terms of the Securities Purchase Agreement, SPN agreed not to sell or transfer the Shares for a period of six months after Closing, subject to certain customary exceptions. Seres agreed to register the resale of the Shares by SPN within 90 days of Closing. On October 1, 2024, we filed a registration statement to register the shares, which became effective on October 11, 2024. In addition, under the terms of the Securities Purchase Agreement, for as long as SPN, together with its affiliates, beneficially owns at least 10% of Seres’ outstanding shares of Common Stock, Seres agrees to take such action within its control to include one individual designated by SPN in the slate of nominees recommended by Seres’ Board (or the applicable committee of the Board) to Seres’ stockholders for election to the Board at the applicable stockholder meeting. SPN designated Hans-Juergen Woerle, M.D., Ph.D. and on February 4, 2025, the Board appointed Dr. Woerle to the board as a Class III director, with a term expiring at our 2027 annual meeting of stockholders. The Securities Purchase Agreement contains customary representations and warranties and closing conditions.

Employee Support Agreement

On September 30, 2024, in connection with the Closing, the Company entered into an employee support agreement (the “Employee Support Agreement”) with SPN. Under the Employee Support Agreement, among other things and subject to the terms and conditions therein, certain Seres employees related to the VOWST Business who accepted employment with SPN or one of its designated affiliates provided the services they provided to Seres prior to the Transaction to SPN, as well as other services as SPN may reasonably request, from Closing until the day prior to the beginning of SPN’s or its designated affiliate’s next pay period following the Closing. SPN reimbursed Seres’ out of pocket costs in connection with such employees’ services, including certain compensation and benefits paid or provided to such employees pursuant to the terms of the Employee Support Agreement. All such employees were transferred to SPN as of December 31, 2024.

During the year ended December 31, 2024, SPN reimbursed us for $0.5 million of costs under the Employee Support Agreement.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding the employment agreements with our named executive officers, see the section in this proxy statement entitled “Executive and Director Compensation—Employment Arrangements.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Compensation and Talent Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2025, Paul R. Biondi(1), Kurt C. Graves, Robert Rosiello(2) and Richard N. Kender served as members of our Compensation and Talent Committee. During 2025, no member of our Compensation and Talent Committee was an officer or employee of the Company. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity that had an executive officer who served as a director on our Board or as a member of our Compensation and Talent Committee during the fiscal year ended December 31, 2025.

(1) On August 5, 2025, Paul R. Biondi resigned as a member of our Board of Directors.

(2) On August 5, 2025, Robert Rosiello was appointed to our Board of Directors and as a member of our Compensation and Talent Committee.

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 101 Cambridgepark Drive, Cambridge, MA 02140 in writing not later than December 28, 2026.

Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than February 9, 2027 and no later than March 11, 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 9, 2027, then our Secretary must receive such written notice not earlier than the 120th day prior to the 2027 Annual Meeting and not later than the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

Seres’ Annual Report on Form 10-K

A copy of Seres’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto, as filed with the SEC but not including exhibits, will be (i) mailed with this proxy statement and (ii) sent without charge, along with copies of the exhibits for a reasonable fee, to any stockholder of record on April 13, 2026 upon written request addressed to:

Seres Therapeutics, Inc.

Attention: Secretary

101 Cambridgepark Drive

Cambridge, MA 02140

You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2025 at www.serestherapeutics.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Thomas J. DesRosier, Secretary

Cambridge, Massachusetts

April 27, 2026

APPENDIX A

Seres Therapeutics, Inc.

2025 Incentive Award Plan

(as amended and restated effective , 2026 )

I.
Purpose

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Section XI. This Plan constitutes an amendment and restatement of the Seres Therapeutics, Inc. 2025 Incentive Award Plan.

II.
Eligibility

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

III.
Administration and Delegation
(a)
Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
(b)
Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.
IV.
Stock Available for Awards
(a)
Number of Shares. Subject to adjustment under Section VIII and the terms of this Section IV, Awards may be made under the Plan covering up to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
(b)
Share Recycling. If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Overall Share Limit and shall not be available for future grants of Awards: (i) Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation); (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right; and (iii) Shares purchased on the open market with the cash proceeds from the exercise of Options.
(c)
Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 3,130,243 Shares may be issued pursuant to the exercise of Incentive Stock Options.

(d)
Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in Section IV(b) above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section IV(b) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors immediately prior to such acquisition or combination.
(e)
Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $750,000, increased to $1,000,000 in the first year an individual becomes a non-employee Director. The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.
V.
Stock Options and Stock Appreciation Rights
(a)
General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including Section IX(i) with respect to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.
(b)
Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.
(c)
Duration of Options. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years.

(d)
Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section V(e) for the number of Shares for which the Award is exercised and (ii) as specified in Section IX(e) for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
(e)
Payment Upon Exercise. The exercise price of an Option must be paid in cash, wire transfer of immediately available funds or by check payable to the order of the Company or, subject to Section X(h), any Company insider trading policy (including blackout periods) and Applicable Laws, by:
(i)
if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(ii)
to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;
(iii)
to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(iv)
to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or
(v)
any combination of the above permitted payment forms (including cash, wire transfer or check).
VI.
Restricted Stock; Restricted Stock Units
(a)
General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.
(b)
Restricted Stock.
(i)
Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall not be paid to the Participant holding such Restricted Stock unless and until the vesting conditions applicable to such award of Restricted Stock are satisfied.
(ii)
Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

(c)
Restricted Stock Units.
(i)
Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
(ii)
Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
(iii)
Dividend Equivalents. If the Administrator provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award shall not be paid to the Participant holding such Award unless and until the vesting conditions applicable to the underlying Award are satisfied.
VII.
Other Stock or Cash Based Awards

Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. If the Administrator provides, a grant of an Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents; provided that, Dividend Equivalents with respect to an Other Stock or Cash Based Award shall not be paid to the Participant holding such Other Stock or Cash Based Award unless and until the vesting conditions applicable to the underlying Other Stock or Cash Based Award are satisfied.

VIII.
Adjustments for Changes in Common Stock and Certain Other Events
(a)
Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Section VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section VIII(a) will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
(b)
Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:
(i)
To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(ii)
To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(iii)
To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(iv)
To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;
(v)
To replace such Award with other rights or property selected by the Administrator; and/or
(vi)
To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
(c)
Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.
(d)
General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section VIII(a) above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section VIII.
(e)
Change in Control. Notwithstanding Section VIII(b) above, if a Change in Control occurs and Awards are not continued, converted, assumed, or replaced with a comparable award (as determined by the Administrator) by (i) the Company or (ii) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then immediately prior to the Change in Control, such Awards (other than any Award that is regularly scheduled to vest based on the attainment of Performance Criteria or other performance-based vesting conditions) will become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards will lapse, in which case, such Awards will be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Shares, which may be on such terms and conditions as apply generally to holders of Shares under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and determined by reference to the number of Shares subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. An Award will be considered replaced with a comparable award if the Award is exchanged for an amount of cash or other property with a value equal to the amount that could have been obtained upon the settlement of such Award in such Change in Control (as determined by the Administrator), even if such cash or other property payable with respect to the unvested portion of such Award remains subject to similar vesting provisions following such Change in Control. Notwithstanding the foregoing, the Administrator will have full and final authority to determine whether an Assumption of an Award has occurred in connection with a Change in Control.
IX.
General Provisions Applicable to Awards
(a)
Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.
(b)
Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)
Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
(d)
Termination of Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
(e)
Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates from any payment of any kind otherwise due to a Participant. Participants may satisfy such tax obligations in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, or subject to Section X(h) and any Company insider trading policy (including blackout periods), (i) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (ii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iii) any combination of the foregoing permitted payment forms (including cash, wire transfer or check). If any tax withholding obligation will be satisfied under clause (i) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
(f)
Amendment of Award; No Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Section VIII or pursuant to Section X(f). Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may not, except pursuant to Section VIII, without the approval of the stockholders of the Company, reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.
(g)
Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
(h)
Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
(i)
Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code . Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
X.
Miscellaneous
(a)
No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

(b)
No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
(c)
Effective Date and Term of Plan. The Plan, as amended and restated, shall become effective as of the Amendment Date. The Plan will remain in effect until March 3, 2035. No Awards may be granted under the Plan during any suspension period or after Plan termination. Notwithstanding anything in the Plan to the contrary, an Incentive Stock Option may not be granted under the Plan after ten years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan.
(d)
Amendment of Plan. The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
(e)
Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
(f)
Section 409A.
(i)
General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section X(f) or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(ii)
Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(iii)
Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
(g)
Limitations on Liability. Notwithstanding any other provisions of the Plan and to the fullest extent permitted by the General Corporation Law of the State of Delaware and the Company’s certificate of incorporation and bylaws, (a) no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary, and (b) the Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
(h)
Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
(i)
Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section X(i) in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section X(i). For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
(j)
Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
(k)
Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
(l)
Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
(m)
Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to the Company’s Policy for Recovery of Erroneously Awarded Compensation, adopted effective as of October 2, 2023, as may be amended from time to time, and any other clawback, recoupment, forfeiture or similar policies or provisions of the Company or its affiliates.
(n)
Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
(o)
Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
(p)
Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
(q)
Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section IX(e): (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
XI.
Definitions

As used in the Plan, the following words and phrases will have the following meanings:

(a)
“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
(b)
“Amendment Date” means the date on which this Plan, as amended and restated, is approved by the Company’s stockholders.
(c)
“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
(d)
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.

(e)
“Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
(f)
“Board” means the Board of Directors of the Company.
(g)
“Change in Control” means and includes each of the following:
(i)
A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (A) and (B) of subsection (iii) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(ii)
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (i) or (iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(iii)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(A)
which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(B)
after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (i), (ii) or (iii) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

(h)
“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
(i)
“Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(j)
“Common Stock” means the common stock of the Company.
(k)
“Company” means Seres Therapeutics, Inc., a Delaware corporation, or any successor.
(l)
“Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.
(m)
“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
(n)
“Director” means a Board member.
(o)
“Disability” means a permanent and total disability under Section 22(e)(3) of the Code, as amended.
(p)
“Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares. No Dividend Equivalents shall be payable on Options or Stock Appreciation Rights.
(q)
“Employee” means any employee of the Company or its Subsidiaries.
(r)
“Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
(s)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(t)
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
(u)
“Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

(v)
“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
(w)
“Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.
(x)
“Option” means an option to purchase Shares.
(y)
“Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.
(z)
“Overall Share Limit” means 3,130,243 Shares.
(aa)
“Participant” means a Service Provider who has been granted an Award.
(bb)
“Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease, peer group results, or market performance indicators or indices.
(cc)
“Plan” means this 2025 Incentive Award Plan, as amended or restated from time to time.
(dd)
“Restricted Stock” means Shares awarded to a Participant under Section VI subject to certain vesting conditions and other restrictions.
(ee)
“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
(ff)
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
(gg)
“Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
(hh)
“Securities Act” means the Securities Act of 1933, as amended.
(ii)
“Service Provider” means an Employee, Consultant or Director.
(jj)
“Shares” means shares of Common Stock.

(kk)
“Stock Appreciation Right” means a stock appreciation right granted under Section V.
(ll)
“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
(mm)
“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
(nn)
“Termination of Service” means the date the Participant ceases to be a Service Provider.

* * * * *

PROXY CARD

SERES THERAPEUTICS®

SERES THERAPEUTICS, INC.
101 CAMBRIDGEPARK DRIVE
CAMBRIDGE, MA 02140

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MCRB2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93954-P49058 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SERES THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Stephen A. Berenson
02) Claire M. Fraser, Ph.D.
03) Richard N. Kender

The Board of Directors recommends you vote FOR proposals 2 through 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V93955-P49058

SERES THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 9, 2026 8:00 AM EDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Richard N. Kender and Thomas J. DesRosier, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Seres Therapeutics, Inc. that the undersigned stockholder(s) would be entitled to vote if present at the Annual Meeting of Stockholders to be held live via webcast at www.virtualshareholdermeeting.com/MCRB2026 on June 9, 2026 at 8:00 AM EDT, and any adjournment, continuation, or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side